Van Kampen
                              Focus Portfolios(SM)
                       A Division of Van Kampen Funds Inc.


The Dow 30SM Index Trust
   Series 10

Morgan Stanley Euro-Technology
20 IndexSM Trust
   Series 4A
   Series 4B

Morgan Stanley U.S. Multinational
IndexSM Trust
   Series 4A
   Series 4B

Software Trust
   Series 4A
   Series 4B

--------------------------------------------------------------------------------

   Van Kampen Focus Portfolios, Series 230 includes the unit investment trusts described above (the "Trusts"). Each Trust seeks to increase the value of your investment by investing in a diversified portfolio of stocks. With the exception of the Dow 30SM Index Trust, we offer each portfolio in two separate Trusts with different maturity options. Series A Trusts terminate in 15 months for investors with shorter investment horizons. Series B Trusts terminate in five years for investors with longer investment horizons. Of course, we cannot guarantee that a Trust will achieve its objective.


                                  June 6, 2000


                         You should read this prospectus
                      and retain it for future reference.


--------------------------------------------------------------------------------

   The Securities and Exchange Commission has not approved or disapproved of the Units or passed upon the adequacy or accuracy of this prospectus. Any contrary representation is a criminal offense.


                   Summary of Essential Financial Information
                                  June 6, 2000

                                                                                                          The Dow 30SM
                                                                         Series A         Series B            Index
Public Offering Price                                                     Trusts           Trusts             Trust
                                                                       ------------     ------------      ------------
Aggregate value of Securities per Unit (1)                             $    9.900       $     9.900       $    9.900
Sales charge                                                                0.295             0.450            0.450
  Less deferred sales charge                                                0.195             0.350            0.350
Public offering price per Unit (2)                                     $   10.000       $    10.000       $   10.000

General Information
Initial Date of Deposit                            June 6, 2000
Series A Mandatory Termination Date                September 4, 2001
Series B Mandatory Termination Date                June 7, 2005
Record Date - Series A Trusts                      March 10, 2001
Distribution Date - Series A Trusts                March 25, 2001
Record Dates - Series B Trusts (4)                 June 10 and December 10
Distribution Dates - Series B Trusts (4)           June 25 and December 25
Record Dates - Dow 30SM Index Trust (4)            Tenth day of March
                                                   June, September and December
Distribution Dates - Dow 30SM Index Trust (4)      Twenty-fifth day of March
                                                   June, September and December

Trust Information
                                                             Estimated        Estimated                       Estimated
                                             Aggregate        Initial          Annual         Redemption   Organizational
                              Initial         Value of      Distribution      Dividends        Price per      Costs per
            Trust             Units (3)    Securities (1)  per Unit (4)(5)  per Unit (4)       Unit (6)       Unit (1)
        ------------       --------------   -------------   -------------   -------------    -------------  -------------
Dow 30SM Index Trust              14,950   $      148,004   $         .11   $      .15200   $        9.55   $     .02699
Euro-Technology Series A          14,945   $      147,952   $         .01   $      .03075   $        9.69   $     .02111
Euro-Technology Series B          14,945   $      147,952   $         .01   $      .03075   $        9.54   $     .01967
Multinational Series A            15,023   $      148,719   $         .07   $      .10455   $        9.70   $     .02406
Multinational Series B            15,023   $      148,719   $         .07   $      .10455   $        9.55   $     .02390
Software Series A                 14,981   $      148,310             N/A             N/A   $        9.70   $     .00654
Software Series B                 14,981   $      148,310             N/A             N/A   $        9.55   $     .00652


--------------------------------------------------------------------------------

(1) Each Security is valued at the most recent closing sale price as of the close of the New York Stock Exchange on the last business day before the Initial Date of Deposit. You will bear all or a portion of the expenses incurred in organizing and offering your Trust. The public offering price includes the estimated amount of these costs. The Trustee will deduct these expenses from your Trust at the end of the initial offering period (approximately three months). The estimated amount for each Trust is described above and is included in the "Estimated Costs Over Time" on the next page.

(2) The public offering price will include any accumulated dividends or cash in the Income or Capital Accounts of a Trust.

(3) At the close of the New York Stock Exchange on the Initial Date of Deposit, the number of Units may be adjusted so that the public offering price per Unit equals $10. The number of Units and fractional interest of each Unit in a Trust will increase or decrease to the extent of any adjustment.

(4) The initial Record Date for the Series B Trusts and the Dow 30SM Index Trust is March 10, 2001 and the initial Distribution Date for such Trusts is March 25, 2001. Thereafter the record and distribution dates for the Trusts will occur on the dates shown above.

(5) This estimate is based on the most recently declared quarterly dividends or interim and final dividends accounting for any foreign withholding taxes. Actual dividends may vary due to a variety of factors. See "Risk Factors".

(6) The redemption price is reduced by any remaining deferred sales charge. See "Rights of Unitholders--Redemption of Units". The redemption price includes the estimated organizational and offering costs. The redemption price will not include these costs after the initial offering period.


                                    Fee Table

                                                                                                            Dow 30SM
                                                                         Series A         Series B           Index
                                                                          Trusts           Trusts             Trust
                                                                       -----------------------------------------------
Transaction Fees (as % of offering price)
 Initial sales charge (1).........................................          1.00%             1.00%            1.00%
 Deferred sales charge (2)........................................          1.95%             3.50%            3.50%
                                                                       -----------------------------------------------

 Maximum sales charge.............................................          2.95%             4.50%            4.50%
                                                                       ===============================================

 Maximum sales charge on reinvested dividends.....................          0.00%             0.00%            0.00%
                                                                       ===============================================


                                                        Trustee's Fee           Supervisory              Estimated
                                                        and Operating          and Evaluation        Annual Expenses
Estimated Annual Expenses per Unit                         Expenses                 Fees                 per Unit
                                                        --------------          -------------          ------------
Dow 30SM Index Trust..............................      $    0.01801            $    0.00500           $    0.02301
Euro-Technology Series A..........................      $    0.04389            $    0.00500           $    0.04889
Euro-Technology Series B..........................      $    0.04533            $    0.00500           $    0.05033
Multinational Series A............................      $    0.01095            $    0.00500           $    0.01595
Multinational Series B............................      $    0.01239            $    0.00500           $    0.01739
Software Series A.................................      $    0.00906            $    0.00500           $    0.01406
Software Series B.................................      $    0.00933            $    0.00500           $    0.01433

Estimated Costs Over Time (3)                              One Year       Three Years     Five Years         Ten Years
                                                        --------------   -------------   -------------    --------------
Dow 30SM Index Trust..............................      $          50    $         54    $         60           N/A
Euro-Technology Series A..........................      $          37    $         91             N/A           N/A
Euro-Technology Series B..........................      $          52    $         62    $         74           N/A
Multinational Series A............................      $          34    $         82             N/A           N/A
Multinational Series B............................      $          49    $         53    $         57           N/A
Software Series A.................................      $          32    $         77             N/A           N/A
Software Series B.................................      $          47    $         50    $         54           N/A

   This fee table is intended to assist you in understanding the costs that you will bear and to present a comparison of fees. The "Estimated Costs Over Time" example illustrates the expenses you would pay on a $1,000 investment assuming a 5% annual return and redemption at the end of each period. This example assumes that you reinvest all distributions at the end of each year. The Series A Trust examples assume that you reinvest your investment in a new trust at the end of each 15-month period. Of course, you should not consider this example a representation of actual past or future expenses or annual rate of return which may differ from those assumed for this example. The sales charge and expenses are described under "Public Offering" and "Trust Operating Expenses".

--------------------------------------------------------------------------------

(1) The initial sales charge is the difference between the maximum sales charge and the deferred sales charge.

(2) The deferred sales charge for Series A Trusts is actually equal to $0.195 per Unit. The deferred sales charge for Series B Trusts and The Dow 30SM Index Trust is actually equal to $0.35 per Unit. These amounts will exceed the percentages above if the public offering price per Unit falls below $10 and will be less than the percentage above if the public offering price per Unit exceeds $10. The deferred sales charge accrues daily from September 10, 2000 through February 9, 2001. Your Trust pays a proportionate amount of this charge on the 10th day of each month beginning in the accrual period until paid in full.

(3) These examples include the estimated expenses incurred in establishing and offering your Trust. The amount of these expenses is described on the preceding page.


The Dow 30SM Index Trust

   The Trust seeks to increase the value of your Units over time and provide dividend income by investing in a portfolio of common stocks of the companies in the Dow Jones Industrial AverageSM. These stocks are some of the most widely-held and well-capitalized companies in the world. We believe that The Dow 30SM stocks have historically provided a consistent and more conservative source of dividend income and capital appreciation than many other types of equity securities.

     o    Portfolio of "blue chip" stocks

     o    Cross section of American industrial companies

     o    May help outpace inflation

   The Trust initially includes a portfolio that replicates the Dow Jones Industrial AverageSM except to the extent necessary to comply with applicable regulatory requirements. During the Trust's life, we will change the portfolio to reflect any change in the component stocks in The DowSM. We will not change the portfolio to reflect any change in the weightings of the components within The DowSM during the Trust's life. However, the Dow Jones Industrial AverageSM has always been based on one share of each component stock. Due to regulatory restrictions, the Trust may not be permitted to replicate the index weighting of certain issuers in the securities industry.

   As with any investment, we cannot guarantee that the Trust will achieve its objective. The value of your Units may fall below the price you paid for the Units. The performance of the Trust will differ from the performance of The DowSM because the Trust includes expenses and a sales charge. You should read the "Risk Factors" section before you invest.

   The Dow Jones Industrial AverageSM. Charles H. Dow first unveiled his industrial stock average on May 26, 1896. Dow Jones & Company, Inc. first published the Dow Jones Industrial AverageSM in The Wall Street Journal on October 7, 1896. Initially consisting of just 12 stocks, The DowSM expanded to 20 stocks in 1916 and its present size of 30 stocks on October 1, 1928. The most recent change to The DowSM occurred November 1, 1999, when Dow Jones replaced four companies in the index. The companies included in The DowSM have remained relatively constant over time.

   The DowSM stocks are all major factors in their industries and are widely held by individuals and institutions. The stocks represent about one-fifth of the market value of all U.S. stocks. The DowSM stocks currently trade on the New York Stock Exchange and the Nasdaq Stock Market, Inc. The value of The DowSM at the beginning of 1930 was 248.48.

   The editors of The Wall Street Journal select the components of The DowSM. The editors have traditionally considered all companies that are not in the transportation or utilities sectors for inclusion in the index. In choosing a new component, the editors look among substantial industrial companies with a history of successful growth and wide interest among investors. They believe that stability of composition enhances the index. Whenever the editors change one stock, they typically review the other stocks. Of course, we cannot guarantee that they will follow this process or consider these factors in the future.

   "Dow JonesSM", "Dow Jones Industrial AverageSM", "The Dow 30SM", "The DowSM" and "DJIASM" are proprietary to and service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Trust. The Trust is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.


Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         -------------
        78      Alcoa, Inc.                                 $     61.063              1.64%         $   4,762.88
        78      American Express Company                          55.625              0.58              4,338.75
        78      AT&T Corporation                                  36.125              2.44              2,817.75
        78      Boeing Company                                    38.938              1.44              3,037.13
        78      Caterpillar, Inc.                                 40.000              3.25              3,120.00
        78      Citigroup, Inc.                                   66.438              0.96              5,182.13
        78      Coca-Cola Company                                 52.188              1.30              4,070.63
        78      DuPont (E.I.) de Nemours and Company              49.688              2.82              3,875.63
        78      Eastman Kodak Company                             59.500              2.96              4,641.00
        78      Exxon Mobil Corporation                           79.313              2.22              6,186.38
        78      General Electric Company                          51.438              1.06              4,012.13
        78      General Motors Corporation                        70.313              2.84              5,484.38
        78      Hewlett-Packard Company                          120.313              0.53              9,384.38
        78      Home Depot, Inc.                                  52.375              0.31              4,085.25
        78      Honeywell International, Inc.                     56.750              1.32              4,426.50
        78      Intel Corporation                                132.563              0.06             10,339.88
        78      International Business Machines Corporation      112.438              0.46              8,770.13
        78      International Paper Company                       35.063              2.85              2,734.88
        53      J.P. Morgan & Company, Inc.                      137.125              2.92              7,267.63
        78      Johnson & Johnson                                 84.000              1.52              6,552.00
        78      McDonald's Corporation                            35.500              0.55              2,769.00
        78      Merck & Company, Inc.                             69.188              1.68              5,396.63
        78      Microsoft Corporation                             66.875              0.00              5,216.25
        78      Minnesota Mining and Manufacturing Company        85.063              2.73              6,634.88
        78      Philip Morris Companies, Inc.                     25.500              7.53              1,989.00
        78      Procter & Gamble Company                          62.938              2.03              4,909.13
        78      SBC Communications, Inc.                          44.438              2.28              3,466.13
        78      United Technologies Corporation                   60.750              1.32              4,738.50
        78      Wal-Mart Stores, Inc.                             59.313              0.40              4,626.38
        78      Walt Disney Company                               40.625              0.52              3,168.75
----------                                                                                          ------------
    2,315                                                                                           $  148,004.09
==========                                                                                          ============


See "Notes to Portfolios".


Morgan Stanley Euro-Technology 20 Indexsm Trusts

   Each Trust seeks to provide capital appreciation through an investment in a fixed portfolio of the stocks included in the Morgan Stanley EuroTec Indexsm on the Initial Date of Deposit. In creating the index, Morgan Stanley sought to design a European benchmark that provides broad industry representation of equally-weighted, highly liquid, pure technology companies that is rebalanced annually. The index is the exclusive property and is a service mark of Morgan Stanley. We believe that the Trusts offer a unique opportunity to increase your exposure to a strong foreign sector. The technological revolution has been under way in America for some time, but Europe is just beginning to benefit from many of these technological trends. Wireless phones, Internet usage, and computers are beginning to change the way Europeans live and work in much the same was as they appear to be changing the way Americans live and work. Consider these factors:

     o The European Information Observatory (EITO) estimates that half of the European Union's population will be Internet users by 2003 compared to 20% as of December 31, 1999. EITO also believes that web firms could contribute up to 80% of the European Union's gross domestic product.

     o The European personal computer market sold 30 million units last year and is expanding at an annual rate of more than 20%. In Germany, 45% of adults have access to a personal computer at home, but fewer than 40% do in Britain, and barely 30% in Italy and France. (Source:
          Fortune Magazine 2/21/2000).

     o The three largest European mobile communications developers (Nokia, Siemens, and Ericsson) are now cooperating on the third generation of mobile phones. Current mobile communications are generally limited to a data transmission speed of 28.8 kilobits per second. Third generation phones will generally be able to send and receive data at broadband speed. (Source: Fortune Magazine 1/24/2000).

     o One quarter of Western Europeans now have access to the Internet and 5% of those have made online purchases, according to a new report called "European Internet and eCommerce: Ready for 2000?" (Source: IDC Research).

   Morgan Stanley set the beginning index value to 200 as of the close of trading on June 21, 1996. The index includes 20 European electronics-based technology companies representing a wide range of technology industry segments. These segments include Computer Services, Computer Software, Enterprise Software, Technical Software, Electronics, Telecommunications Equipment, Semiconductors, Semiconductor Capital Equipment, and Diversied Technology Conglomerates. The index attempts to include bellwether stocks that provide a balanced representation of these sub-industries within the European market. The index includes only electronics-based technology companies and excludes biotechnology, medical, test and instrumentation companies. The index currently includes five United Kingdom, five French, four Dutch, two German, two Swedish and two Finnish companies.

   There is no assurance that the trends discussed above will continue or that expectations will actually occur. Your investment could be negatively impacted if these trends do not continue or if current expectations are not realized. Stocks of technology companies often experience above-average price volatility and speculative trading. No one can guarantee that a Trust will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Trust may differ.


Series A Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
        121     Alcatel                                     $     61.564               0.58%        $   7,449.30
        173     ASM Lithography Holding N.V.                      41.663               0.00             7,207.65
         68     Atos SA                                          108.046               0.00             7,347.13
      2,762     Baan Company, N.V.                                 2.694               0.00             7,440.93
         35     Cap Gemini SA                                    212.487               0.38             7,437.06
        419     CMG Plc                                           16.470               0.20             6,901.10
         95     Dassault Systemes S.A.                            84.426               0.25             8,020.45
        415     Getronics NV                                      18.261               0.35             7,578.17
        150     Koninklijke (Royal) Philips Electronics N.V.      48.379               0.50             7,256.83
        244     Logica Plc                                        29.644               0.17             7,233.06
        794     Misys Plc                                         10.104               0.51             8,022.64
        126     Nokia Oyj                                         57.248               0.28             7,213.28
        639     Sage Group Plc                                    11.221               0.05             7,170.12
         16     SAP AG                                           441.101               0.30             7,057.62
        484     SEMA Group Plc                                    15.771               0.27             7,633.40
         47     Siemens AG                                       160.599               0.53             7,548.14
        111     STMicroelectronics N.V.                           66.402               0.03             7,370.66
        330     Telefonaktiebolaget LM Ericsson                   21.944               0.22             7,241.61
        175     Tietoenator Oyj                                   42.972               0.92             7,520.06
        911     WM-Data AB                                         8.016               0.60             7,302.50
----------                                                                                          ------------
    8,115                                                                                           $  147,951.71
==========                                                                                          ============


See "Notes to Portfolios".


Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
        121     Alcatel                                     $     61.564               0.58%        $   7,449.30
        173     ASM Lithography Holding N.V.                      41.663               0.00             7,207.65
         68     Atos SA                                          108.046               0.00             7,347.13
      2,762     Baan Company, N.V.                                 2.694               0.00             7,440.93
         35     Cap Gemini SA                                    212.487               0.38             7,437.06
        419     CMG Plc                                           16.470               0.20             6,901.10
         95     Dassault Systemes S.A.                            84.426               0.25             8,020.45
        415     Getronics NV                                      18.261               0.35             7,578.17
        150     Koninklijke (Royal) Philips Electronics N.V.      48.379               0.50             7,256.83
        244     Logica Plc                                        29.644               0.17             7,233.06
        794     Misys Plc                                         10.104               0.51             8,022.64
        126     Nokia Oyj                                         57.248               0.28             7,213.28
        639     Sage Group Plc                                    11.221               0.05             7,170.12
         16     SAP AG                                           441.101               0.30             7,057.62
        484     SEMA Group Plc                                    15.771               0.27             7,633.40
         47     Siemens AG                                       160.599               0.53             7,548.14
        111     STMicroelectronics N.V.                           66.402               0.03             7,370.66
        330     Telefonaktiebolaget LM Ericsson                   21.944               0.22             7,241.61
        175     Tietoenator Oyj                                   42.972               0.92             7,520.06
        911     WM-Data AB                                         8.016               0.60             7,302.50
----------                                                                                          ------------
    8,115                                                                                           $  147,951.71
==========                                                                                          ============


See "Notes to Portfolios".


Morgan Stanley U.S. Multinational IndexSM Trusts

   Each Trust seeks to provide capital appreciation through an investment in a portfolio of the stocks included in the Morgan Stanley Multinational IndexSM on the Initial Date of Deposit. The Morgan Stanley Multinational IndexSM consists of 50 of the largest U.S.-based companies often referred to as the "New Nifty Fifty". These multinational "blue-chip" companies are some of the most highly respected and recognized companies in the world. The Morgan Stanley Research Group designed the index to measure the performance of companies that derive a significant portion of their activity from foreign operations. The companies in the index have historically shared characteristics such as:

     o    Market leaders

     o    Strong financial strength

     o    Diversified businesses

     o    Strong cash flow

     o    Steady earnings growth

     o    Potential to take advantage of worldwide growth

   The stocks in the index made up over 43% of the weighting of the Standard and Poor's 500 Index as of December 31, 1999. On December 31, 1999, the combined market capitalization of the companies in the index was approximately $5.1 trillion while the average market capitalization of the companies was approximately $102.3 billion. Morgan Stanley developed this capitalization-weighted index with a base value of 200 as of December 31, 1991. Options on the index trade on the Chicago Board Options Exchange under the symbol "NFT". The index includes 15 of the 20 largest U.S.-based companies.

   The index is the exclusive property and is a service mark of Morgan Stanley. We will not rebalance the Trust portfolios annually. Changes in the index will not necessarily result in changes in the portfolios. However, we may offer additional portfolios each year that include the current index components and weightings. As with any investment, we cannot guarantee that your Trust will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" Section before you invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Trust may differ.


Series A Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Basic Materials
        28        Du Pont (E.I.) de Nemours and Company     $     49.688               2.82%        $   1,391.25
                Capital Goods
        23        Boeing Company                                  38.938               1.44               895.56
       268        General Electric Company                        51.438               1.06            13,785.25
        11        Minnesota Mining and Manufacturing
                      Company                                     85.063               2.73               935.69
3       46        Tyco International, Limited                     47.250               0.11             2,173.50
                Communciation Services
        86        AT&T Corporation                                36.125               2.44             3,106.75
                Consumer Cyclicals
         8        NIKE, Inc.                                      44.188               1.09               353.50
                Consumer Staples
         8        Bestfoods                                       62.750               1.69               502.00
        12        Campbell Soup Company                           31.125               2.89               373.50
        67        Coca-Cola Company                               52.188               1.30             3,496.56
        17        ConAgra, Inc.                                   21.938               3.71               372.94
        10        General Mills, Inc.                             38.750               2.84               387.50
        29        Gillette Company                                34.813               1.87             1,009.56
        10        H.J. Heinz Company                              36.938               3.98               369.38
        12        Kellog Company                                  29.438               3.33               353.25
        37        McDonald's Corporation                          35.500               0.55             1,313.50
        39        PepsiCo, Inc.                                   39.500               1.42             1,540.50
        64        Philip Morris Companies, Inc.                   25.500               7.53             1,632.00
        36        Procter & Gamble Company                        62.938               2.03             2,265.75
        24        Sara Lee Corporation                            17.063               3.16               409.50
        56        Walt Disney Company                             40.625               0.52             2,275.00
                Energy
+      102        BP Amoco Plc                                    56.250               2.13             5,737.50
        94        Exxon Mobil Corporation                         79.313               2.22             7,455.38
                Financials
        36        American Express Company                        55.625               0.58             2,002.50
        46        Bank of America Corporation                     59.313               3.37             2,728.38
        91        Citigroup, Inc.                                 66.438               0.96             6,045.81
                Health Care
        42        Abbott Laboratories                             39.750               1.91             1,669.50
        36        American Home Products Corporation              52.500               1.75             1,890.00
        10        Becton, Dickinson and Company                   29.000               1.28               290.00
        54        Bristol-Myers Squibb Company                    51.375               1.91             2,774.25
        30        Eli Lilly and Company                           72.438               1.44             2,173.13
        38        Johnson & Johnson                               84.000               1.52             3,192.00
        33        Medtronic, Inc.                                 49.625               0.32             1,637.63
        64        Merck & Company, Inc.                           69.188               1.68             4,428.00
       105        Pfizer, Inc.                                    42.875               0.84             4,501.88
        40        Schering-Plough Corporation                     44.375               1.26             1,775.00


Series A Portfolio (continued)
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Technology
        62        America Online, Inc.                      $     55.250               0.00%        $   3,425.50
        17        Automatic Data Processing, Inc.                 57.125               0.61               971.13
       183        Cisco Systems, Inc.                             63.313               0.00            11,586.19
         9        Eastman Kodak Company                           59.500               2.96               535.50
        13        Electronic Data Systems Corporation             66.063               0.91               858.81
        27        Hewlett-Packard Company                        120.313               0.53             3,248.44
        91        Intel Corporation                              132.625               0.06            12,068.88
        49        International Business Machines
                     Corporation                                 112.438               0.46             5,509.44
       141        Microsoft Corporation                           66.875               0.00             9,429.38
        57        Motorola, Inc.                                  37.875               0.42             2,158.88
        77        Oracle Corporation                              80.938               0.00             6,232.19
        44        Texas Instruments, Inc.                         84.125               0.10             3,701.50
        18        Xerox Corporation                               27.563               2.90               496.13
                Utilities
        19        Enron Corporation                               66.000               0.76             1,254.00
----------                                                                                          ------------
    2,519                                                                                           $  148,719.37
==========                                                                                          ============


See "Notes to Portfolios".


Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Basic Materials
        28        Du Pont (E.I.) de Nemours and Company     $     49.688               2.82%        $   1,391.25
                Capital Goods
        23        Boeing Company                                  38.938               1.44               895.56
       268        General Electric Company                        51.438               1.06            13,785.25
        11        Minnesota Mining and Manufacturing
                      Company                                     85.063               2.73               935.69
3       46        Tyco International, Limited                     47.250               0.11             2,173.50
                Communciation Services
        86        AT&T Corporation                                36.125               2.44             3,106.75
                Consumer Cyclicals
         8        NIKE, Inc.                                      44.188               1.09               353.50
                Consumer Staples
         8        Bestfoods                                       62.750               1.69               502.00
        12        Campbell Soup Company                           31.125               2.89               373.50
        67        Coca-Cola Company                               52.188               1.30             3,496.56
        17        ConAgra, Inc.                                   21.938               3.71               372.94
        10        General Mills, Inc.                             38.750               2.84               387.50
        29        Gillette Company                                34.813               1.87             1,009.56
        10        H.J. Heinz Company                              36.938               3.98               369.38
        12        Kellog Company                                  29.438               3.33               353.25
        37        McDonald's Corporation                          35.500               0.55             1,313.50
        39        PepsiCo, Inc.                                   39.500               1.42             1,540.50
        64        Philip Morris Companies, Inc.                   25.500               7.53             1,632.00
        36        Procter & Gamble Company                        62.938               2.03             2,265.75
        24        Sara Lee Corporation                            17.063               3.16               409.50
        56        Walt Disney Company                             40.625               0.52             2,275.00
                Energy
+      102        BP Amoco Plc                                    56.250               2.13             5,737.50
        94        Exxon Mobil Corporation                         79.313               2.22             7,455.38
                Financials
        36        American Express Company                        55.625               0.58             2,002.50
        46        Bank of America Corporation                     59.313               3.37             2,728.38
        91        Citigroup, Inc.                                 66.438               0.96             6,045.81
                Health Care
        42        Abbott Laboratories                             39.750               1.91             1,669.50
        36        American Home Products Corporation              52.500               1.75             1,890.00
        10        Becton, Dickinson and Company                   29.000               1.28               290.00
        54        Bristol-Myers Squibb Company                    51.375               1.91             2,774.25
        30        Eli Lilly and Company                           72.438               1.44             2,173.13
        38        Johnson & Johnson                               84.000               1.52             3,192.00
        33        Medtronic, Inc.                                 49.625               0.32             1,637.63
        64        Merck & Company, Inc.                           69.188               1.68             4,428.00
       105        Pfizer, Inc.                                    42.875               0.84             4,501.88
        40        Schering-Plough Corporation                     44.375               1.26             1,775.00


Series B Portfolio (continued)
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Technology
        62        America Online, Inc.                      $     55.250               0.00%        $   3,425.50
        17        Automatic Data Processing, Inc.                 57.125               0.61               971.13
       183        Cisco Systems, Inc.                             63.313               0.00            11,586.19
         9        Eastman Kodak Company                           59.500               2.96               535.50
        13        Electronic Data Systems Corporation             66.063               0.91               858.81
        27        Hewlett-Packard Company                        120.313               0.53             3,248.44
        91        Intel Corporation                              132.625               0.06            12,068.88
        49        International Business Machines
                     Corporation                                 112.438               0.46             5,509.44
       141        Microsoft Corporation                           66.875               0.00             9,429.38
        57        Motorola, Inc.                                  37.875               0.42             2,158.88
        77        Oracle Corporation                              80.938               0.00             6,232.19
        44        Texas Instruments, Inc.                         84.125               0.10             3,701.50
        18        Xerox Corporation                               27.563               2.90               496.13
                Utilities
        19        Enron Corporation                               66.000               0.76             1,254.00
----------                                                                                          ------------
    2,519                                                                                           $  148,719.37
==========                                                                                          ============


See "Notes to Portfolios".


Software Trusts

   Each Trust seeks to provide capital appreciation through an investment in a portfolio of common stocks of companies that provide software products and services, such as networking, e-commerce, supply-chain, data storage, security management and financial reporting. Computer software consists of the programs, routines and symbolic languages that control the functioning of computer hardware and direct its operations. In essence, software is the invisible coding that creates what becomes visible in the form of the Internet, word processing, databases, games and other computer programs. Software is used every time you turn a computer on, when you browse the Internet or even when a plane takes off. Software allows us to make our lives easier and more productive. As the Internet and electronic commerce are devoloping, the need for software by consumers and businesses is increasing rapidly.

   Technology is changing the way people live. The new millennium may foster a significant opportunity for software companies. Many businesses may be restructuring their technology budgets to focus on investing in new technologies such as productivity enhancing software applications following resolution of Year 2000 issues. International Data Corporation expects software company revenues to grow at a compounded annual rate of approximately 12% for the next several years, surpassing $220 billion by 2002.

   In addition, future growth could benefit software companies that enable or make use of electronic commerce. According to Standard & Poor's Industry Survey, with Internet use growing at a rate of 500,000 users per month, Forrester Research, Inc. predicts that business transacted over the Internet could reach more than $3.2 trillion by 2003, up from $43 billion in 1998. In 1997, the fourth largest discretionary spending item per household was the category including software according to The Statistical Abstract of the United States 1998. In addition, in his book Business @ the Speed of Thought, Bill Gates stated that he believes that hardware has tended to become obsolete more quickly than many software applications in the past.

   Of course, no one can guarantee that the expectations discussed above will be realized and they do not predict the performance of your investment. As with any investment, we cannot guarantee that your Trust will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.

   Two Maturity Options. Because different investors have different investment horizons, we offer two portfolios with different maturities that invest in the same companies. You should consider Series A if you intend to hold your investment for 15 months or less. You should consider Series B if you intend to hold your investment for approximately five years. In either case, you should consider the impact of price volatility when selecting the appropriate Series. While Series A and Series B invest in the same companies, they are separate portfolios and have different sales charges and expenses. As a result, the performance and exact composition of each Trust may differ.


Series A Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Application Software
        89        America Online, Inc.                      $     55.250               0.00%        $   4,917.25
        96        Gemstar International Group Ltd.                53.000               0.00             5,088.00
        53        Macromedia, Inc.                                97.188               0.00             5,150.94
        73        Microsoft Corporation                           66.875               0.00             4,881.88
        55        Phone.com, Inc.                                 89.375               0.00             4,915.63
       113        RealNetworks, Inc.                              44.063               0.00             4,979.06
        43        Redback Networks, Inc.                         113.625               0.00             4,885.88
                E-Commerce
        62        Ariba, Inc.                                     80.625               0.00             4,998.75
        70        Art Technology Group, Inc.                      68.500               0.00             4,795.00
       115        BEA Systems, Inc.                               42.875               0.00             4,930.63
        95        BroadVision, Inc.                               51.875               0.00             4,928.13
        38        i2 Technologies, Inc.                          134.875               0.00             5,125.25
       127        Vignette Corporation                            41.000               0.00             5,207.00
        38        Adobe Systems, Inc.                            128.813               0.08             4,894.88
3       22        Check Point Software Technologies Ltd.         216.063               0.00             4,753.38
        53        Comverse Technology, Inc.                       94.000               0.00             4,982.00
        74        EMC Coporation                                  67.813               0.00             5,018.13
        38        Inktomi  Corporation                           128.250               0.00             4,873.50
        51        Mercury Interactive Corporation                 92.875               0.00             4,736.63
                Enterprise Software
        40        Micromuse, Inc.                                126.250               0.00             5,050.00
        61        Oracle Corporation                              80.938               0.00             4,937.19
        56        Rational Software Corporation                   84.125               0.00             4,711.00
        36        Siebel Systems, Inc.                           131.813               0.00             4,745.25
        57        Sun Microsystems, Inc.                          88.188               0.00             5,026.69
        28        VeriSign, Inc.                                 177.688               0.00             4,975.25
        37        VERITAS Software Corporation                   132.938               0.00             4,918.69
                Special Situations
        24        Juniper Networks, Inc.                         214.875               0.00             5,157.00
+       87        Nokia Oyj                                       57.063               0.29             4,964.44
        77        Scientific-Atlanta, Inc.                        64.250               0.06             4,947.25
        50        Teradyne, Inc.                                  96.313               0.00             4,815.63
----------                                                                                          ------------
     1,858                                                                                          $  148,310.31
==========                                                                                          ============


See "Notes to Portfolios".


Series B Portfolio
--------------------------------------------------------------------------------------------------------------
                                                                                Current              Cost of
Number                                                      Market Value        Dividend             Securities
of Shares        Name of Issuer (1)                         per Share (2)       Yield (3)            to Trust (2)
    ----------   -----------------------------------       ---------------      -----------         ------------
                Application Software
        89        America Online, Inc.                      $     55.250               0.00%        $   4,917.25
        96        Gemstar International Group Ltd.                53.000               0.00             5,088.00
        53        Macromedia, Inc.                                97.188               0.00             5,150.94
        73        Microsoft Corporation                           66.875               0.00             4,881.88
        55        Phone.com, Inc.                                 89.375               0.00             4,915.63
       113        RealNetworks, Inc.                              44.063               0.00             4,979.06
        43        Redback Networks, Inc.                         113.625               0.00             4,885.88
                E-Commerce
        62        Ariba, Inc.                                     80.625               0.00             4,998.75
        70        Art Technology Group, Inc.                      68.500               0.00             4,795.00
       115        BEA Systems, Inc.                               42.875               0.00             4,930.63
        95        BroadVision, Inc.                               51.875               0.00             4,928.13
        38        i2 Technologies, Inc.                          134.875               0.00             5,125.25
       127        Vignette Corporation                            41.000               0.00             5,207.00
        38        Adobe Systems, Inc.                            128.813               0.08             4,894.88
3       22        Check Point Software Technologies Ltd.         216.063               0.00             4,753.38
        53        Comverse Technology, Inc.                       94.000               0.00             4,982.00
        74        EMC Coporation                                  67.813               0.00             5,018.13
        38        Inktomi  Corporation                           128.250               0.00             4,873.50
        51        Mercury Interactive Corporation                 92.875               0.00             4,736.63
                Enterprise Software
        40        Micromuse, Inc.                                126.250               0.00             5,050.00
        61        Oracle Corporation                              80.938               0.00             4,937.19
        56        Rational Software Corporation                   84.125               0.00             4,711.00
        36        Siebel Systems, Inc.                           131.813               0.00             4,745.25
        57        Sun Microsystems, Inc.                          88.188               0.00             5,026.69
        28        VeriSign, Inc.                                 177.688               0.00             4,975.25
        37        VERITAS Software Corporation                   132.938               0.00             4,918.69
                Special Situations
        24        Juniper Networks, Inc.                         214.875               0.00             5,157.00
+       87        Nokia Oyj                                       57.063               0.29             4,964.44
        77        Scientific-Atlanta, Inc.                        64.250               0.06             4,947.25
        50        Teradyne, Inc.                                  96.313               0.00             4,815.63
----------                                                                                          ------------
     1,858                                                                                          $  148,310.31
==========                                                                                          ============


See "Notes to Portfolios".


Notes to Portfolios

(1) The Securities are initially represented by "regular way" contracts for the performance of which an irrevocable letter of credit has been deposited with the Trustee. Contracts to acquire Securities were entered into on June 5, 2000 and have a settlement dates ranging from June 7, 2000 to June 30, 2000 (see "The Trusts").

(2) The market value of each Security is based on the most recent closing sale price as of the close of the New York Stock Exchange on the day prior to the Initial Date of Deposit. Other information regarding the Securities, as of the Initial Date of Deposit, is as follows:

                                                                    Profit
                                         Cost to                   (Loss) To
                                         Sponsor                    Sponsor
                                     --------------             --------------
Dow 30SM Index Trust                  $148,009                   $    (5)
Euro-Technology Series A              $147,953                   $    (1)
Euro-Technology Series B              $147,953                   $    (1)
Multinational Series A                $148,719                   $    --
Multinational Series B                $148,719                   $    --
Software Series A                     $148,306                   $     4
Software Series B                     $148,306                   $     4


"+" indicates that the stock is held in the form American Depositary Receipts or similar receipts.

"3" indicates that the stock is a foreign stock traded on a U.S. securities exchange.

(3) Current Dividend Yield for each Security is based on the estimated annual dividends per share and the Security's market value as of the close of the New York Stock Exchange on the business day prior to the Initial Date of Deposit. Estimated annual dividends per share are calculated by annualizing the most recently declared dividends or by adding the most recent interim and final dividends declared and reflect any foreign withholding taxes.


   The Securities. A brief description of each of the issuers of the Securities is listed below.

    The Dow 30 Index Trust

   Alcoa, Inc. Alcoa, Inc. produces primary aluminum, fabricated aluminum, and alumina, and participates in mining, refining, smelting, fabricating, and recycling. The company serves customers worldwide primarily in the transportation, packaging, building, and industrial markets with a wide variety of fabricated and finished products.

    American Express Company. American Express Company, through its subsidiaries, provides travel related, financial advisory, and international banking services around the world. The company's products include the American Express Card, the Optima Card, and American Express Travelers Cheque.

    AT&T Corporation. AT&T Corporation offers communication services and products. The company provides voice, data, and video telecommunications services to consumers, large and small businesses, and government entities. AT&T and its subsidiaries furnish regional, domestic, international, and local telecommunication services. The company also provides cellular telephone and wireless services, as well as other services.

    The Boeing Company. The Boeing Company, together with its subsidiaries, develops, produces, and markets commercial jet aircraft, as well as provides related support services to the commercial airline industry worldwide. The company also researches, develops, produces, modifies, and supports information, space, and defense systems, including military aircraft, helicopters, and space and missile systems.

   Caterpillar, Inc. Caterpillar, Inc. designs, manufactures, and markets construction, mining, agricultural, and forestry machinery. The company also manufactures engines and other related parts for its equipment. Caterpillar distributes its products through a worldwide organization of dealers.

   Citigroup, Inc. Citigroup, Inc. is a diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers around the world. The company's services include investment banking, retail brokerage, corporate banking, and cash management products and services.

    The Coca-Cola Company. The Coca-Cola Company manufactures, markets, and distributes soft drink concentrates and syrups. The company also distributes and markets juice and juice-drink products. Coca-Cola distributes its products under brand names such as Coca-Cola, Minute Maid, and Sprite to retailers and wholesalers in the United States and internationally.

   Du Pont (E. I.) de Nemours and Company. Du Pont (E. I.) de Nemours and Company is a global chemical and life sciences company, with businesses in high-performance materials, specialty chemicals, pharmaceuticals, and biotechnology. The company sells its products to the transportation, textile, construction, automotive, agricultural, hybrid seeds, nutrition and health, pharmaceuticals, packaging, and electronics markets.

   Eastman Kodak Company. Eastman Kodak Company develops manufactures, and markets consumer, professional, health, and other imaging products and services. The company's imaging systems include films, photographic papers, processing services, photographic chemicals, cameras, and projectors. Kodak also develops digital camera systems which do not use silver halide film technology.

   Exxon Mobil Corporation. Exxon Mobil Corporation operates petroleum and petrochemicals businesses on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. Exxon Mobil also manufactures and markets fuels, lubes, and chemicals.

   General Electric Company. General Electric Company develops, manufactures, and markets products for the generation, distribution, and utilization of electricity. The company, through General Electric Capital Services, Inc. offers a variety of financial services including mutual fund management, financing, asset management, and insurance. General Electric also owns the National Broadcasting Company.

    General Motors Corporation. General Motors Corporation manufactures and sells vehicles worldwide under the Chevrolet, Buick, Cadillac, Oldsmobile, Pontiac, Saturn, and GMC names. The company also has financing and insurance operations. In addition, General Motors produces products and provides services in other industries such as satellite and wireless communications.

   Hewlett-Packard Company. Hewlett-Packard Company provides imaging and printing systems, computing systems, and information technology services for business and home. The company's products include laser and inkjet printers, scanners, copiers and faxes, personal computers, workstations, storage solutions, and other computing and printing systems. Hewlett-Packard sells its products worldwide.

   Home Depot, Inc. Home Depot, Inc. sells building materials and home improvement products. The company's stores sell plumbing, heating and electrical supplies, lumber, floor and wall coverings, hardware, tools, paint, and lawn and garden products. Home Depot operates in North and South America.

   Honeywell International, Inc. Honeywell International, Inc. is a diversified technology and manufacturing company with operations around the world. The company provides aerospace products and services, control technologies, automotive products, and power generation systems. Honeywell also provides specialty chemicals, fibers, plastics, and electronic and advanced materials.

   Intel Corporation. Intel Corporation designs, manufactures, and sells computer components and related products. The company's major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, systems management software, conferencing products, and digital imaging products.

    International Business Machines Corporation (IBM). International Business Machines Corporation (IBM) provides customer solutions through the use of advanced information technology. The company's solutions include technologies, systems, products, services, software, and financing. IBM offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

    International Paper Company. International Paper Company produces and distributes printing paper, packaging, forest products, and chemical products. The company operates specialty businesses in global markets as well as a broadly based distribution network. International Paper exports its products worldwide.

   J.P. Morgan & Company, Inc. J.P. Morgan & Company, Inc. is a leading global financial services firm that serves the financial needs of business enterprises, governments, and individuals. The company advises on corporate strategy and structure, raises capital, makes markets in financial instruments, and manages investment assets while also committing its own capital in a variety of investments.

   Johnson & Johnson. Johnson & Johnson manufactures health care products and provides related services. The company sells its products to the consumer, pharmaceutical, and professional markets in countries around the world. Johnson & Johnson's principal consumer products include BAND-AID adhesive bandages, TYLENOL acetaminophen products, JOHNSON'S baby products, and STAYFREE sanitary products, among others.

    McDonald's Corporation. McDonald's Corporation develops, operates, franchises and services a worldwide system of restaurants. These restaurants prepare, assemble, package and sell a limited menu of quickly prepared, moderately priced foods. The company operates restaurants in the United States and worldwide. Food items include hamburgers, chicken, salads, breakfast foods, and beverages.

   Merck & Company, Inc. Merck & Company, Inc. is a global pharmaceutical company that discovers, develops, manufactures, and markets a broad range of human and animal health products. The company also provides pharmaceutical benefit services. Merck's products include Zocor, a treatment for elevated cholesterol, Pepcid anti-ulcerant, Primaxin antibiotic, and Propecia, a treatment for male pattern hair loss.

    Microsoft Corporation. Microsoft Corporation develops, manufactures, licenses, sells, and supports software products. The company offers operating system software, server application software, business and consumer applications software, software development tools, and Internet and intranet software. Microsoft also develops the MSN network of Internet products and services.

    Minnesota Mining and Manufacturing Company (3M). Minnesota Mining and Manufacturing Company (3M) is a diversified manufacturer of industrial, commercial, and health care products. The company produces and markets more than 50,000 products worldwide. 3M's products include Post-it Notes, Flex circuits, Scotchgard fabric, film, and photo protectors, Thinsulate insulation products and Nexcare bandages.

   Philip Morris Companies, Inc. Philip Morris Companies, Inc. through its subsidiaries, manufactures and sells a variety of consumer products. The company provides tobacco products, as well as packaged foods such as cheese, processed meat products, coffee, and grocery products. Philip Morris also provides a variety of beer and brewed non-alcoholic beverages. The company's products are sold worldwide.

    Procter & Gamble Company. Procter & Gamble Company manufactures and markets consumer products in countries throughout the world. The company provides products in the laundry and cleaning, paper, beauty care, food and beverage, and health care segments. Procter & Gamble's products include Pampers diapers, Tide laundry detergent, PUR drinking water systems, Crest toothpaste, and Vicks cough/cold products.

   SBC Communications, Inc. SBC Communications, Inc. provides communications services in the United States and in other countries. The company provides local and long-distance phone service, wireless and data communications, paging, Internet access and messaging, cable and satellite television, security services, and telecommunications equipment. SBC also provides directory advertising and publishing.

   United Technologies Corporation. United Technologies Corporation provides high-technology products and support services to customers in the aerospace and building industries worldwide. The company's products include Pratt & Whitney aircraft engines, Otis elevators and escalators, Carrier heating and air conditioning, Sikorsky helicopters, Hamilton Sundstrand aerospace systems, and International Fuel Cell systems.

    Wal-Mart Stores, Inc. Wal-Mart Stores, Inc. operates discount stores and Supercenters, as well as Sam's Clubs. The company's Wal-Mart discount stores and Supercenters offer merchandise such as apparel, housewares, small appliances, electronics, and hardware. Wal-Mart operates in the United States, Canada, Argentina, Brazil, Germany, Mexico, and Puerto Rico, as well as joint ventures in China and Korea.

   Walt Disney Company. Walt Disney Company, an entertainment company, conducts operations in media networks, studio entertainment, theme parks and resorts, consumer products, and Internet and direct marketing. The company produces motion pictures, television programs, and musical recordings, as well as publishes books and magazines. Disney also operates ABC radio and television and theme parks.

    Morgan Stanley Euro-Technology 20 Index Trust

    Alcatel. Alcatel develops, produces and distributes telecommunications equipment and cables and offers telecommunications services. The company manufactures and markets mobile telephones, microwave radio systems, switching equipment and underwater networks, printed circuit boards, inductive components, converters and optronics and solutions for utilities, cable TV operators and the Internet.

    ASM Lithography Holding NV. ASM Lithography Holding NV develops, manufactures, markets and services photolithography projection systems, known as wafer steppers and step and scan. The company supplies its products to integrated circuit manufacturers that use them to produce semiconductors. ASM's customers are located in the United States, Asia and Western Europe.

    Atos SA. Atos SA offers computer data services. The company processes, transmits and stores data, verifies credit, offers software solutions, installs computer networks and manages and markets mailing lists.

   Baan Company, NV. Baan Company, NV provides business management software. The company's software integrates sales forecasting, component procurement, inventory management, manufacturing control, project management, distribution, transportation and finance. Baan's software is an open system which can be reconfigured in response to changes in production and operational processes.

    Cap Gemini SA. Cap Gemini SA offers computer-consulting services. The company offers software products and information systems management, project management and education and training services. Cap Gemini serves customers in the petroleum, financial services, automotive, aerospace and telecommunications industries in Europe and the United States.

    CMG Plc. CMG Plc is an information technology (IT) company, which provides consultancy systems and services to clients worldwide. The company's system development/IT consultancy area provides services for systems development, integration, and project management. Their processing services/facilities management operations include payroll processing, personnel administration and share registration processing.

   Dassault Systemes SA. Dassault Systemes SA develops computer-aided design, manufacturing and engineering software products. The company markets and sells through a relationship with International Business Machines, Inc. Dassault's product, "Catia," provides designers and engineers with a fully integrated three-dimensional computer modeling system.

    Getronics NV. Getronics NV offers computer consulting, and solution design and implementation services. The company designs and builds Internet, intranet, and extranet portals, offers payroll outsourcing services, integrates voice and data, and offers mobile and fixed-line data communications solutions, and network integration services.

   Koninklijke (Royal) Philips Electronics NV. Koninklijke (Royal) Philips Electronics NV manufactures lighting, consumer electronics, multimedia devices, domestic appliances and personal care items, semiconductors, medical devices, communication systems, and industrial electronics. The company sells its products worldwide.

    Logica Plc. Logica Plc is a computer software and service company. Through its subsidiaries, the group designs, produces, markets, integrates, supplies and maintains custom-built software and hardware systems. Logica also offers consulting and project management services in the information technology markets. The group supplies its services to the financial, government, transportation and utilities markets.

    Misys Plc. Misys Plc develops and licenses a variety of application software products to customers in the Financial Services, Telecommunication, Healthcare and Insurance sectors. The group also provides transaction processing, in addition to data and support services.

   Nokia Oyj. Nokia Oyj is an international telecommunications company. The company develops and manufactures mobile phones, networks and systems for cellular and fixed networks. Nokia also develops and supplies access networks, multimedia equipment and other telecom related products. The company provides its products and services worldwide.

   Sage Group Plc. Sage Group Plc is a software publishing company. The group develops, publishes and distributes accounting and payroll software for personal computer systems. Via its subsidiaries, Sage also maintains a registered user database which provides a market for their related products and services, including computer forms, software support contracts, program upgrades and customer training.

    SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung). SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung) is a multinational software company headquartered in Walldorf, Germany. SAP develops business software, consults on organizational usage of its applications software and provides training services. SAP markets its products and services through subsidiaries, distributors and other business partners worldwide.

   SEMA Group Plc. SEMA Group Plc is an information technology company. The company provides facilities management, standard software products and systems integration products, including consulting and outsourcing. SEMA provides products and services to customers in the defense, energy, banking, transport, telecommunications, industrial and government sectors. Sema supplies its products internationally.

    Siemens AG. Siemens AG manufactures a wide range of industrial and consumer products. The company builds locomotives, traffic control systems, and automotive electronics and engineers electrical power plants. Siemens also provides public and private communications networks, computers, building control systems, medical equipment, household appliances and electrical components. The company operates worldwide.

    STMicroelectronics NV. STMicroelectronics NV designs, develops, manufactures, and markets semiconductor integrated circuits and discrete devices. The company's products are used in the telecommunications, consumer electronics, automotive, computer, and industrial sectors. Geographically, customers are located in North America, Europe, and the Asia/Pacific region.

    Telefonaktiebolaget LM Ericsson AB. Telefonaktiebolaget LM Ericsson AB develops and produces advanced systems and products for wired and mobile communications in public and private networks. The product line includes digital and analog systems for telephones and networks, microwave radio links, radar surveillance systems, and business systems. The company produces and markets worldwide.

   Tietoenator Oyj. Tietoenator Oyj is an information technology service company. The company specializes in the developing, integration, maintenance and operation of advanced information systems. Tietoenator provides its services to banking and insurance companies, as well as to companies within the telecommunications, media, energy, trade, forest and manufacturing industries in Europe.

   WM-Data AB. WM-Data AB is a computer consulting company. The company provides solutions involving studies and analysis, project management, development, maintenance and software, as well as training and data processing services for administrative systems. WM-Data sells its services to major companies, organizations and public sector agencies in the Nordic Countries.

    Morgan Stanley U.S. Multinational Index Trusts

    Abbott Laboratories. Abbott Laboratories discovers, develops, manufactures, and sells a broad and diversified line of health care products and services. The company's products include pharmaceuticals, diagnostic products, hospital products, chemical and agricultural products, and nutritionals. Abbott markets its products worldwide through affiliates and distributors.

    American Express Company. American Express Company, through its subsidiaries, provides travel-related, financial advisory, and international banking services around the world. The company's products include the American Express Card, the Optima Card, and American Express Travelers Cheque.

   American Home Products Corporation. American Home Products Corporation discovers, develops, manufactures, distributes, and sells pharmaceuticals, consumer health care products, and agricultural products. The company's products include branded and generic ethical pharmaceuticals, biologicals, nutritionals, animal biologicals and pharmaceuticals, and crop protection and pest control products.

    America Online, Inc. America Online, Inc. provides interactive communications and services through its America Online and CompuServe worldwide Internet online services. The company's Web sites offer such features as a personalized news service, electronic mail via the Web, an online community center, public and private meeting rooms and interactive conversations, and guest interviews.

    AT&T Corporation. AT&T Corporation offers communication services and products. The company provides voice, data, and video telecommunications services to consumers, large and small businesses, and government entities. AT&T and its subsidiaries furnish regional, domestic, international, and local telecommunication services. The company also provides cellular telephone and wireless services, as well as other services.

   Automatic Data Processing, Inc. Automatic Data Processing, Inc. provides computerized transaction processing, data communications, software, and information services. The company also provides payroll services and human resource information systems, as well as offers securities transaction processing and investor communications services.

    Bank of America Corporation. Bank of America Corporation is the holding company for Bank of America and NationsBank. The company provides retail banking services, asset management, financial products, corporate finance, specialized finance, capital markets, and financial services. Bank of America operates throughout the United States as well as throughout the world.

    Becton, Dickinson and Company. Becton, Dickinson and Company manufactures and sells a variety of medical supplies and devices and diagnostic systems. The company's products are used by health care professionals, medical research institutions, and the general public. Becton's products are marketed worldwide.

    Bestfoods. Bestfoods is an international food company with products marketed around the world. The company's products include Hellmann's mayonnaise and dressings, Skippy peanut butter, Mazola corn oil, Knorr soups and sauces, Entenmann's sweet baked products, Thomas'English muffins, Arnold and Brownberry breads, and Karo syrup, among others.

    The Boeing Company. The Boeing Company, together with its subsidiaries, develops, produces, and markets commercial jet aircraft, as well as provides related support services to the commercial airline industry worldwide. The company also researches, develops, produces, modifies, and supports information, space, and defense systems, including military aircraft, helicopters, and space and missile systems.

    BP Amoco Plc. BP Amoco Plc is an oil and petrochemicals company. The company explores for and produces oil and natural gas, refines, markets, and supplies petroleum products, and manufactures and markets chemicals. BP Amoco's chemicals include acetic acid, acrylonitrile, ethylene and polyethylene. The company has operations in more than 70 countries.

    Bristol-Myers Squibb Company. Bristol-Myers Squibb Company is a diversified worldwide health and personal care company that manufactures medicines and other products. The company's products include therapies for various diseases and disorders, consumer medicines, orthopedic devices, ostomy care, wound management, nutritional supplements, infant formulas, and hair and skin care products.

    Campbell Soup Company. Campbell Soup Company, with its subsidiaries, manufactures and markets branded convenience food products. The company's three core divisions include soups and sauces, biscuits and confectionery, and foodservice. Campbell's brand names include Prego, Pace, Campbells, V8, and many other names. The company distributes its products worldwide.

   Cisco Systems, Inc. Cisco Systems, Inc. supplies data networking products to the corporate enterprise and public wide area service provider markets. The company offers a variety of products including routers, LAN switches, frame relay/ATM, and remote access concentrators. Cisco's clients include utilities, corporations, universities, governments, and small to medium-size businesses worldwide.

   Citigroup, Inc. Citigroup, Inc. is a diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers around the world. The company's services include investment banking, retail brokerage, corporate banking, and cash management products and services.

    The Coca-Cola Company. The Coca-Cola Company manufactures, markets, and distributes soft drink concentrates and syrups. The company also distributes and markets juice and juice-drink products. Coca-Cola distributes its products under brand names such as Coca-Cola, Minute Maid, and Sprite to retailers and wholesalers in the United States and internationally.

    ConAgra, Inc. ConAgra, Inc. is a diversified food company with operations ranging from basic agricultural inputs to production and sale of branded consumer products. The company provides agricultural products and services, processes and trades commodities and other products, and provides various branded consumer products such as food products and food ingredients. ConAgra operates worldwide.

   Du Pont (E. I.) de Nemours and Company. Du Pont (E. I.) de Nemours and Company is a global chemical and life sciences company, with businesses in high-performance materials, specialty chemicals, pharmaceuticals, and biotechnology. The company sells its products to the transportation, textile, construction, automotive, agricultural, hybrid seeds, nutrition and health, pharmaceuticals, packaging, and electronics markets.

   Eastman Kodak Company. Eastman Kodak Company develops, manufactures, and markets consumer, professional, health, and other imaging products and services. The company's imaging systems include films, photographic papers, processing services, photographic chemicals, cameras, and projectors. Kodak also develops digital camera systems which do not use silver halide film technology.

   Electronic Data Systems Corporation. Electronic Data Systems Corporation offers systems and technology services, business process management, management consulting, and electronic business. The company's services include the management of computers, networks, information systems, information processing facilities, business operations, and related personnel.

    Enron Corporation. Enron Corporation produces electricity and natural gas, develops, constructs, and operates energy facilities worldwide, and delivers both physical commodities and financial and risk management services to customers. The company is also developing an intelligent network platform to facilitate online business.

   Exxon Mobil Corporation. Exxon Mobil Corporation operates petroleum and petrochemicals businesses on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. Exxon Mobil also manufactures and markets fuels, lubes, and chemicals.

   General Electric Company. General Electric Company develops, manufactures, and markets products for the generation, distribution, and utilization of electricity. The company, through General Electric Capital Services, Inc. offers a variety of financial services including mutual fund management, financing, asset management, and insurance. General Electric also owns the National Broadcasting Company.

   General Mills, Inc. General Mills, Inc. manufactures and markets consumer food products. The company's products include Cheerios cereal, Betty Crocker dessert mixes, Pop Secret microwave popcorn, Gold Medal flour, and Yoplait yogurt. General Mills also has joint venture operations focused on ready-to-eat cereals worldwide, snack foods in Europe and in China, and baking and dessert mixes in Latin America.

    The Gillette Company. The Gillette Company manufactures male and female grooming products, writing instruments and correction products, toothbrushes and oral care appliances, and alkaline batteries. The company's products include blades, razors, shaving preparations, and hair epilation devices. Gillette's products are sold worldwide.

   H.J. Heinz Company. H.J. Heinz Company manufactures and markets processed food products throughout the world. The company's products include ketchup, sauces, pet food, tuna, baby food, soup, frozen dinners, meats, edible oils, pickles, vinegar, juices, and other food products. Heinz also operates and franchises weight control classes.

   Hewlett-Packard Company. Hewlett-Packard Company provides imaging and printing systems, computing systems, and information technology services for business and home. The company's products include laser and inkjet printers, scanners, copiers and faxes, personal computers, workstations, storage solutions, and other computing and printing systems. Hewlett-Packard sells its products worldwide.

   Intel Corporation. Intel Corporation designs, manufactures, and sells computer components and related products. The company's major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, systems management software, conferencing products, and digital imaging products.

    International Business Machines Corporation (IBM). International Business Machines Corporation (IBM) provides customer solutions through the use of advanced information technology. The company's solutions include technologies, systems, products, services, software, and financing. IBM offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

   Johnson & Johnson. Johnson & Johnson manufactures health care products and provides related services. The company sells its products to the consumer, pharmaceutical, and professional markets in countries around the world. Johnson & Johnson's principal consumer products include BAND-AID adhesive bandages, TYLENOL acetaminophen products, JOHNSON'S baby products, and STAYFREE sanitary products, among others.

   Kellogg Company. Kellogg Company manufactures and markets ready-to-eat cereal and other grain-based convenience food products, as well as soy protein-based meat alternatives. The company's products are marketed under trademarks such as Kellogg's, Rice Krispies, Pop-Tarts, Eggo, Nutra-Grain, and Worthington. Kellogg markets its products in the United States, Canada, and other countries throughout the world.

    Eli Lilly and Company. Eli Lilly and Company discovers, develops, manufactures, and sells pharmaceutical products for humans and animals. The company's products are sold in countries around the world. Eli Lilly's products include neuroscience products such as Prozac and Darvon, endocrine products such as Humulin, anti-infectives such as Ceclor, cardiovascular agents, oncology products, and animal health products.

    McDonald's Corporation. McDonald's Corporation develops, operates, franchises and services a worldwide system of restaurants. These restaurants prepare, assemble, package and sell a limited menu of quickly prepared, moderately priced foods. The company operates restaurants in the United States and worldwide. Food items include hamburgers, chicken, salads, breakfast foods, and beverages.

   Medtronic, Inc. Medtronic, Inc. provides device-based therapies that restore health, extend life, and alleviate pain. The company's principal products include those for bradycardia pacing, tachyarrhythmia management, atrial fibrillation management, heart failure management, heart valve replacement, malignant and non-malignant pain, and movement disorders. Medtronic's products are sold worldwide.

   Merck & Company, Inc. Merck & Company, Inc. is a global pharmaceutical company that discovers, develops, manufactures, and markets a broad range of human and animal health products. The company also provides pharmaceutical benefit services. Merck's products include Zocor, a treatment for elevated cholesterol, Pepcid anti-ulcerant, Primaxin antibiotic, and Propecia, a treatment for male pattern hair loss.

    Microsoft Corporation. Microsoft Corporation develops, manufactures, licenses, sells, and supports software products. The company offers operating system software, server application software, business and consumer applications software, software development tools, and Internet and intranet software. Microsoft also develops the MSN network of Internet products and services.

    Minnesota Mining and Manufacturing Company (3M). Minnesota Mining and Manufacturing Company (3M) is a diversified manufacturer of industrial, commercial, and health care products. The company produces and markets more than 50,000 products worldwide. 3M's products include Post-it Notes, Flex circuits, Scotchgard fabric, film, and photo protectors, Thinsulate insulation products and Nexcare bandages.

   Motorola, Inc. Motorola, Inc. provides integrated communications solutions and embedded electronic solutions. The company offers software-enhanced wireless telephones, two-way radios, messaging and satellite communications products and systems, as well as networking and Internet-access products. Customers include consumers, network operators, and commercial, government, and industrial customers.

    NIKE, Inc. NIKE, Inc. creates authentic athletic footwear, apparel, equipment, and accessories for sports and fitness enthusiasts. The company, through its subsidiaries, designs and sells a line of men's and women's dress and casual shoes and accessories. NIKE also markets licensed headwear, and designs, markets, and sells hockey equipment.

    Oracle Corporation. Oracle Corporation supplies software for enterprise information management. The company offers databases and relational servers, application development and decision support tools, and enterprise business applications. Oracle's software runs on network computers, personal digital assistants, set-top devices, workstations, PCs, minicomputers, mainframes, and massively parallel computers.

    PepsiCo, Inc. PepsiCo, Inc. operates worldwide soft drink, juice, and snack food businesses. The company manufactures, sells, and distributes beverages such as Pepsi-Cola, Slice, and Tropicana Pure Premium, as well as snack foods such as LAY'S potato chips, DORITOS tortilla chips, and Rold Gold pretzels.

   Pfizer, Inc. Pfizer, Inc. is a research-based, global pharmaceutical company that discovers, develops, manufactures, and markets medicines for humans and animals. The company's products include prescription pharmaceuticals, non-prescription self-medications, and animal health products such as anti-infective medicines and vaccines.

   Philip Morris Companies, Inc. Philip Morris Companies, Inc., through its subsidiaries, manufactures and sells a variety of consumer products. The company provides tobacco products, as well as packaged foods such as cheese, processed meat products, coffee, and grocery products. Philip Morris also provides a variety of beer and brewed non-alcohol beverages. The company's products are sold worldwide.

   The Procter & Gamble Company. The Procter & Gamble Company manufactures and markets consumer products in countries throughout the world. The company provides products in the laundry and cleaning, paper, beauty care, food and beverage, and health care segments. Procter & Gamble's products include Pampers diapers, Tide laundry detergent, PUR drinking water systems, Crest toothpaste, and Vicks cough/cold products.

    Sara Lee Corporation. Sara Lee Corporation manufactures and markets brand-name products for consumers throughout the world. The company has operations and markets branded products in many countries. Sara Lee's products include Sara Lee food items, Jimmy Dean packaged meats, Coach leatherware, Hanes clothing and hosiery, L'eggs hosiery and Champion activewear, among others.

    Schering-Plough Corporation. Schering-Plough Corporation is a worldwide pharmaceutical company that discovers and markets new therapies and treatment programs. The company's core product groups include allergy/respiratory, anti-infective/anticancer, dermatologicals, and cardiovasculars, as well as an animal health business. Schering-Plough also conducts health management programs and sells other consumer products.

   Texas Instruments, Inc. Texas Instruments, Inc. provides semiconductor products, as well as designs and supplies digital signal processing and analog technologies. The company also conducts businesses in materials and controls, educational and productivity solutions, and digital imaging. Texas Instruments has manufacturing or sales operations in countries around the world.

    Tyco International, Limited. Tyco International, Limited is a diversified manufacturing and service company with operations around the world. The company manufactures and installs fire protection systems and provides electronic security services. Tyco also manufactures flow control valves, disposable medical products, prewired armor cable, flexible conduit, and printed circuit boards.

    The Walt Disney Company. The Walt Disney Company, an entertainment company, conducts operations in media networks, studio entertainment, theme parks and resorts, consumer products, and Internet and direct marketing. The company produces motion pictures, television programs, and musical recordings, as well as publishes books and magazines. Disney also operates ABC radio and television and theme parks.

    Xerox Corporation. Xerox Corporation develops, manufactures, markets, services, and finances a range of document processing products and services for use in offices around the world. The company also, through subsidiaries, provides network management, consulting, design, and integration services for medium and large companies.

    Software Trusts

   Adobe Systems, Inc. Adobe Systems, Inc. develops, markets, and supports computer software products and technologies. The company's products allow users to express and use information across all print and electronic media. Adobe offers a line of application software products, type products, and content for creating, distributing, and managing information.

    America Online, Inc. America Online, Inc. provides interactive communications and services through its America Online and CompuServe worldwide Internet online services. The company's Web sites offer such features as a personalized news service, electronic mail via the Web, an online community center, public and private meeting rooms and interactive conversations, and guest interviews.

   Ariba, Inc. Ariba, Inc. provides intranet- and Internet-based business-to-business electronic commerce solutions for operating resources. Operating resources include information technology and telecommunications equipment, professional services, facilities and office equipment, and expense items.

   Art Technology Group, Inc. Art Technology Group, Inc. offers an integrated suite of Internet customer relationship management and electronic commerce software applications. The company also offers related application development, integration, and support services. Art Technology's Dynamo product suite includes a Web page generation engine and application server, and e-commerce management applications.

    BEA Systems, Inc. BEA Systems, Inc. provides e-commerce infrastructure software. The company, along with its e-commerce transaction platform, provides consulting, education, and support services that help companies launch e-commerce initiatives. BEA's systems are used in the commercial and investment banking, securities trading, telecommunications, airlines, retail, and manufacturing industries.

   BroadVision, Inc. BroadVision, Inc. develops, markets, and supports application software solutions that personalizes e-business. The company's solutions enable e-businesses to use the Web and a variety of wireless devices as platforms to conduct electronic commerce, offer online customer self-service and support, deliver information, and provide financial services.

    Check Point Software Technologies, Limited. Check Point Software Technologies, Limited provides Internet security. The company's integrated architecture includes network security, traffic control, and Internet Protocal address management. Check Point Software solutions enable customers to implement centralized policy-based management with enterprise-wide distributed deployment.

   Comverse Technology, Inc. Comverse Technology, Inc. designs, manufactures, markets, and supports computer and telecommunications systems and software for multimedia communications and information processing applications. The company's products are used in a variety of applications by fixed and wireless telephone network operators, government agencies, call centers, financial institutions, and other organizations.

    EMC Corporation. EMC Corporation provides enterprise storage systems, software, networks, and services. The company's products store, retrieve, manage, protect, and share information from all major computing environments, including UNIX, Windows NT, and mainframe platforms. EMC operates offices around the world.

   Gemstar International Group, Limited. Gemstar International Group, Limited develops, markets, and licenses proprietary technologies aimed at making technology user-friendly for consumers. The company provides electronic program guide services all through the television electronic remote control. Gemstar's product is built into televisions, VCRs, and TV/VCR combination units, and is licensed to cable and other service providers.

   i2 Technologies, Inc. i2 Technologies, Inc. provides e-business solutions. The company's TradeMatrix product, a platform of business-to-business solutions, services, and marketplaces, offers planning, procurement, commerce, fulfillment, customer care, retail, strategic sourcing, and product development services. i2 Technologies also offers its RHYTHM software applications product.

    Inktomi Corporation. Inktomi Corporation develops and markets scalable software applications designed to enhance the performance and intelligence of large-scale networks. The company's systems use parallel-processing technology across clusters of workstations to deliver the speed and performance while utilizing smaller workstations.

   Juniper Networks, Inc. Juniper Networks, Inc. provides Internet infrastructure solutions for Internet service providers and other telecommunications service providers. The company delivers next generation Internet backbone routers that are designed for service provider networks.

   Macromedia, Inc. Macromedia, Inc. develops, markets, and supports software products and technologies for the Web. The company's Web publishing products enable designers and developers to create interactive Web experiences for e-commerce, entertainment, news, and information.

   Mercury Interactive Corporation. Mercury Interactive Corporation and its subsidiaries develop, market, and support a suite of automated software testing solutions. The company's products provide functional testing, load testing, and test process management. Mercury's tools address the range of quality needs for testing client/server, e-business, Year 2000, Euro, and packaged applications.

   Micromuse, Inc. Micromuse, Inc. provides service-level management software. The company's Netcool suite of applications is used by managed network service providers, Internet service providers, telecommunications firms, and corporate enterprises worldwide.

    Microsoft Corporation. Microsoft Corporation develops, manufactures, licenses, sells, and supports software products. The company offers operating system software, server application software, business and consumer applications software, software development tools, and Internet and intranet software. Microsoft also develops the MSN network of Internet products and services.

   Nokia Oyj. Nokia Oyj is an international telecommunications company. The company develops and manufactures mobile phones, networks and systems for cellular and fixed networks. Nokia also develops and supplies access networks, multimedia equipment and other telecom related products. The company provides its products and services worldwide.

    Oracle Corporation. Oracle Corporation supplies software for enterprise information management. The company offers databases and relational servers, application development and decision support tools, and enterprise business applications. Oracle's software runs on network computers, personal digital assistants, set-top devices, workstations, PCs, minicomputers, mainframes, and massively parallel computers.

   Phone.com, Inc. Phone.com, Inc. provides software that enables the delivery of Internet-based services to mass-market wireless telephones. The company's software provides access to Internet- and corporate intranet-based services, including news, stocks, weather, e-mail, travel, and sports to wireless subscribers. Subscribers also have access via wireless telephones to intranet-based telephony services.

   Rational Software Corporation. Rational Software Corporation develops and markets a variety of software development tools, services, and software engineering best practices. The company's products and services help organizations develop and deploy Web, e-business, enterprise-wide, technical, and embedded software. Rational has offices throughout the world.

    RealNetworks, Inc. RealNetworks, Inc. develops and markets software products and services. The company's software and services enable the creation and real-time delivery and playback of audio, video, text, animation, and other media content over the Internet and intranets on both a live and on-demand basis. Products and services include RealSystem G2, Real Broadcast Network, and RealJukebox.

   Redback Networks, Inc. Redback Networks, Inc. provides advanced networking solutions. The company's solutions enable carriers, cable multiple system operators, and service providers to rapidly deploy high-speed broadband access to the Internet and corporate networks. Redback's subscriber management system connects and manages subscribers using digital subscriber line, cable, and wireless technologies.

   Scientific-Atlanta, Inc. Scientific-Atlanta, Inc. provides products and services for advanced communications networks which deliver voice, data, and video. The company's products connect information generators with information users via broadband terrestrial and satellite networks, and include applications for the converging of cable, telephone, and data networks.

   Siebel Systems, Inc. Siebel Systems, Inc. provides eBusiness applications. The company's applications enable organizations to sell to, market to, and service its customers across multiple channels, including the Web, call centers, field, resellers, retail, and dealer networks.

   Sun Microsystems, Inc. Sun Microsystems, Inc. provides products, services, and support solutions for building and maintaining network computing environments. The company sells scalable computer systems, high-speed microprocessors, and a complete line of high-performance software for operating network computing equipment and storage products. Sun also provides support, education, and professional services.

   Teradyne, Inc. Teradyne, Inc. manufactures automatic test systems and related software for the electronics and communications industries. The company's products include systems to test semiconductors, circuit boards, telephone lines and networks, and software. Teradyne also manufactures backplanes and associated connectors used in electronic systems.

   VeriSign, Inc. VeriSign, Inc. provides Internet-based trust services needed by websites, enterprises, and individuals to conduct secure electronic commerce and communications over the Internet, intranets, and extranets. The company markets its services worldwide through the Internet, direct sales, telesales, value-added resellers, systems integrators, and affiliates.

   VERITAS Software Corporation. VERITAS Software Corporation designs, develops, and markets enterprise storage management and high availability products that manage both on-line and off-line data for business-critical computing systems. The company's products are marketed to original equipment manufacturers and end-user customers through resellers, value-added resellers, hardware distributors, and systems integrators.

   Vignette Corporation. Vignette Corporation supplies e-business applications for building online businesses. The company's products enable Internet businesses to create and extend relationships with prospects and customers and ease high-volume transaction exchanges with suppliers and partners.


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of Van Kampen Focus Portfolios, Series 230:

   We have audited the accompanying statements of condition and the related portfolios of Van Kampen Focus Portfolios, Series 230 as of June 6, 2000. The statements of condition and portfolios are the responsibility of the Sponsor. Our responsibility is to express an opinion on such financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of an irrevocable letter of credit deposited to purchase securities by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation.

   We believe our audit provides a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Portfolios, Series 230 as of June 6, 2000, in conformity with accounting principles generally accepted in the United States.

                                                              GRANT THORNTON LLP
Chicago, Illinois
June 6, 2000


                             STATEMENTS OF CONDITION
                               As of June 6, 2000

                                                                                              Euro-            Euro-
                                                                          The Dow          Technology       Technology
                                                                         30SM Index        20 IndexSM       20 IndexSM
                                                                            Trust           Series A         Series B
                                                                        --------------    --------------   --------------
INVESTMENT IN SECURITIES
Contracts to purchase Securities (1)                                   $       148,004  $       147,952   $      147,952
                                                                        --------------   --------------   --------------
         Total                                                         $       148,004  $       147,952   $      147,952
                                                                        ==============   ==============   ==============

LIABILITIES AND INTEREST OF UNITHOLDERS
Liabilities--
     Organizational costs (2)                                          $           404  $           316   $          294
     Deferred sales charge liability (3)                                         5,233            2,914            5,231
Interest of Unitholders--
     Cost to investors (4)                                                     149,500          149,450          149,450
     Less: Gross underwriting commission and
         organizational costs (2)(4)(5)                                          7,133            4,728            7,023
                                                                        --------------   --------------   --------------
     Net interest to Unitholders (4)                                           142,367          144,722          142,427
                                                                        --------------   --------------   --------------
     Total                                                             $       148,004  $       147,952   $      147,952
                                                                        ==============   ==============   ==============


(1) The value of the Securities is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.

(2) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust. The amount of these costs are set forth in the "Fee Table." A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which this obligation of the investors will be satisfied.

(3) Represents the amount of mandatory distributions from a Trust on the bases set forth under "Public Offering".

(4) The aggregate public offering price and the aggregate sales charge are computed on the bases set forth under "Public Offering-- Offering Price".

(5)  Assumes the maximum sales charge.


                             STATEMENTS OF CONDITION
                               As of June 6, 2000


                                                         Multi-            Multi-
                                                        national          national          Software         Software
                                                        Series A          Series B          Series A         Series B
                                                     --------------    --------------    --------------   --------------
INVESTMENT IN SECURITIES
Contracts to purchase Securities (1)                 $       148,719   $       148,719  $       148,310   $      148,310
                                                      --------------    --------------    --------------   --------------
         Total                                       $       148,719   $       148,719  $       148,310   $      148,310
                                                      ==============    ==============    ==============   ==============

LIABILITIES AND INTEREST OF UNITHOLDERS
Liabilities--
     Organizational costs (2)                        $           362   $           359  $            98   $           98
     Deferred sales charge liability (3)                       2,929             5,258            2,921            5,243
Interest of Unitholders--
     Cost to investors (4)                                   150,230           150,230          149,810          149,810
     Less: Gross underwriting commission and
         organizational costs (2)(4)(5)                        4,802             7,128            4,519            6,841
                                                      --------------    --------------    --------------   --------------
     Net interest to Unitholders (4)                         145,428           143,102          145,291          142,969
                                                      --------------    --------------    --------------   --------------
         Total                                       $       148,719   $       148,719  $       148,310   $      148,310
                                                      ==============    ==============    ==============   ==============


(1) The value of the Securities is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.

(2) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust. The amount of these costs are set forth in the "Fee Table." A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which this obligation of the investors will be satisfied.

(3) Represents the amount of mandatory distributions from a Trust on the bases set forth under "Public Offering".

(4) The aggregate public offering price and the aggregate sales charge are computed on the bases set forth under "Public Offering-- Offering Price".

(5)  Assumes the maximum sales charge.




THE TRUSTS
--------------------------------------------------------------------------------

   The Trusts were created under the laws of the State of New York pursuant to a Trust Indenture and Trust Agreement (the "Trust Agreement"), dated the date of this Prospectus (the "Initial Date of Deposit"), among Van Kampen Funds Inc., as Sponsor, Van Kampen Investment Advisory Corp., as Supervisor, The Bank of New York, as Trustee, and American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., as Evaluator.
   The Trusts offer investors the opportunity to purchase Units representing proportionate interests in portfolios of actively traded equity securities. A Trust may be an appropriate medium for investors who desire to participate in a portfolio of common stocks with greater diversification than they might be able to acquire individually.
   On the Initial Date of Deposit, the Sponsor deposited delivery statements relating to contracts for the purchase of the Securities and an irrevocable letter of credit in the amount required for these purchases with the Trustee. In exchange for these contracts the Trustee delivered to the Sponsor documentation evidencing the ownership of Units of the Trusts. Unless otherwise terminated as provided in the Trust Agreement, the Trusts will terminate on the Mandatory Termination Date and any remaining Securities will be liquidated or distributed by the Trustee within a reasonable time. As used in this Prospectus the term "Securities" means the securities (including contracts to purchase these securities) listed in "Portfolio" for each Trust and any additional securities deposited into each Trust.
   Additional Units of a Trust may be issued at any time by depositing in the Trust (i) additional Securities, (ii) contracts to purchase Securities together with cash or irrevocable letters of credit or (iii) cash (or a letter of credit) with instructions to purchase additional Securities. As additional Units are issued by a Trust, the aggregate value of the Securities will be increased and the fractional undivided interest represented by each Unit will be decreased. The Sponsor may continue to make additional deposits into a Trust following the Initial Date of Deposit provided that the additional deposits will be in amounts which will maintain, as nearly as practicable, the same percentage relationship among the number of shares of each Security in the Trustportfolio that existed immediately prior to the subsequent deposit. Investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the deposit and the purchase of the Securities and because the Trusts will pay the associated brokerage or acquisition fees.
   Each Unit of a Trust initially offered represents an undivided interest in that Trust. To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities being deposited by the Sponsor, the fractional undivided interest in that Trust represented by each unredeemed Unit will increase or decrease accordingly, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.
   Each Trust consists of (a) the Securities (including contracts for the purchase thereof) listed under the applicable "Portfolio" as may continue to be held from time to time in the Trust, (b) any additional Securities acquired and held by the Trust pursuant to the provisions of the Trust Agreement and (c) any cash held in the related Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

OBJECTIVES AND SECURITIES SELECTION
--------------------------------------------------------------------------------

   Each Trust seeks to increase the value of your investment by investing in a portfolio of common stocks. We cannot guarantee that a Trust will achieve its objective.
   You should note that we applied the selection criteria to the Securities for inclusion in the Trusts as of the Initial Date of Deposit. After this date, the Securities may no longer meet the selection criteria. Should a Security no longer meet the selection criteria, we will generally not remove the Security from its Trust portfolio.
   A balanced investment portfolio incorporates various style and capitalization characteristics. We offer unit trusts with a variety of styles and capitalizations to meet your needs. We determine style characteristics (growth or value) based on the criteria used in selecting the Trust portfolio. Generally, a growth portfolio includes companies in a growth phase of their business with increasing earnings. A value portfolio generally includes companies with low relative price-earnings ratios that we believe are undervalued. We determine market capitalizations as follows based on the weighted median market capitalization of a portfolio: Small-Cap -- less than $1.7 billion; Mid-Cap -- $1.7 billion to $10.8 billion; and Large-Cap -- over $10.8 billion. We determine all style and capitalization characteristics as of the Initial Date of Deposit and the characteristics may vary thereafter. We will not remove a Security from a Trust as a result of any change in characteristics.

RISK FACTORS
--------------------------------------------------------------------------------

   Price Volatility. The Trusts invest in stocks of U.S. and foreign companies. The value of Units will fluctuate with the value of these stocks and may be more or less than the price you originally paid for your Units. The market value of common stocks sometimes moves up or down rapidly and unpredictably. Because the Trusts are unmanaged, the Trustee will not sell stocks in response to market fluctuations as is common in managed investments. In addition, because some Trusts hold a relatively small number of stocks, you may encounter greater market risk than in a more diversified investment. As with any investment, we cannot guarantee that the performance of a Trust will be positive over any period of time.
   Dividends. Common stocks represent ownership interests in the issuers and are not obligations of the issuers. Accordingly, common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Common stocks do not assure dividend payments. Dividends are paid only when declared by an issuer's board of directors and the amount of any dividend may vary over time.
   Technology Issuers. The Trusts invest significantly in technology companies. Any negative impact on this industry will have a greater impact on the value of Units than on a more diversified portfolio. You should understand the risks of these industries before you invest. These companies face risks related to rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. An unexpected change in technology can have a significant negative impact on a company. The failure of a company to introduce new products or technologies or keep pace with rapidly changing technology, can have a negative impact on the company's results. Technology stocks tend to experience substantial price volatility and speculative trading. Announcements about new products, technologies, operating results or marketing alliances can cause stock prices to fluctuate dramatically. At times, however, extreme price and volume fluctuations are unrelated to the operating performance of a company. This can impact your ability to redeem your Units at a price equal to or greater than what you paid.
   The market for certain products may have only recently begun to develop, is rapidly evolving or is characterized by increasing suppliers. Key components of some technology products are available only from limited sources. This can impact the cost of and ability to acquire these components. Some technology companies serve highly concentrated customer bases with a limited number of large customers. Any failure to meet the standard of these customers can result in a significant loss or reduction in sales. Many products and technologies are incorporated into other products. As a result, some companies are highly dependent on the performance of other technology companies. We cannot guarantee that these customers will continue to place additional orders or will place orders in similar quantities as in the past.
   Europe.The Euro-Technology 20 Index Trusts invest in stocks principally traded in Europe. These Trusts involve additional risks that differ from an investment in United States companies. In recent years, many European countries have participated in the European Economic and Monetary Union (EMU) seeking to develop a unified European economy. For this reason and others, many European countries have experienced significant political, social and economic change in recent years. Any negative consequences resulting from these changes could affect the value of your Trust.
   On January 1, 1999, eleven EMU member countries introduced a new European currency called the Euro. This may result in uncertainties for European securities markets and operation of your Trust. This introduction requires the redenomination of European debt and equity securities over a period of time. This could result in various accounting differences and/or tax treatments that otherwise would not likely occur. As part of the Euro conversion, participating countries will no longer control their own monetary policies by directing independent interest rates or currency transactions. Instead, a new European Central Bank has authority to direct monetary policy, including money supply of the national currencies of the participating countries to the Euro. Certain EMU members, including the United Kingdom, are not implementing the Euro at this time. This could raise additional questions and complications within European markets. European markets could face significant difficulties if the Euro introduction does not take place as planned. These difficulties could include such things as severe currency fluctuations and market disruptions. No one can predict whether all phases of the conversion will take place as scheduled or whether future difficulties will occur. No one can predict the impact of the conversion. All of these issues could have a negative impact on the value of your Units.
   Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trusts. In addition, litigation regarding any of the issuers of the Securities, such as that concerning Microsoft Corporation or Philip Morris Companies, Inc. or of the industries represented by these issuers may negatively impact the share prices of these Securities. No one can predict what impact any pending or threatened litigation will have on the share prices of the Securities.
   No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUBLIC OFFERING
--------------------------------------------------------------------------------


   General. Units are offered at the Public Offering Price which includes the underlying value of the Securities, the initial sales charge, and cash, if any, in the Income and Capital Accounts. The "Fee Table" describes the sales charges in detail. If any deferred sales charge payment date is not a business day, we will charge the payment on the next business day. If you purchase Units after the initial deferred sales charge payment, you will only pay that portion of the payments not yet collected. A portion of the Public Offering Price includes an amount of Securities to pay for all or a portion of the costs incurred in establishing your Trust, including the cost of preparing documents relating to the Trust (such as the prospectus, trust agreement and closing documents, federal and state registration fees, the initial fees and expenses of the Trustee and legal and audit expenses). Beginning on February 10, 2001, the secondary market sales charge for Series B Trusts and The Dow 30SM Index Trust will be 4.00% and will not include deferred payments. The sales charge for Series B Trusts and The Dow 30SM Index Trust will reduce by 0.5% on each subsequent June 6 to a minimum of 3.00%. The initial offering period sales charge is reduced as follows:

                                            The Dow 30SM
                                             Index Trust
       Transaction         Series A         and Series B
         Amount*         Sales Charge       Sales Charge
     --------------     --------------     --------------
$50,000 - $99,999             2.70%            4.25%
$100,000 - $249,999           2.50             4.00
$250,000 - $499,999           2.25             3.50
$500,000 - $999,999           2.00             2.50
$1,000,000 or more            1.50             1.50

---------------
*The breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor.

   Any sales charge reduction is the responsibility of the selling broker, dealer or agent. An investor may aggregate purchases of Units of the Trusts for purposes of qualifying for volume purchase discounts listed above. The reduced sales charge structure will also apply on all purchases by the same person from any one dealer of units of Van Kampen-sponsored unit investment trusts which are being offered in the initial offering period (a) on any one day (the "Initial Purchase Date") or (b) on any day subsequent to the Initial Purchase Date if the units purchased are of a unit investment trust purchased on the Initial Purchase Date. In the event units of more than one trust are purchased on the Initial Purchase Date, the aggregate dollar amount of such purchases will be used to determine whether purchasers are eligible for a reduced sales charge. Such aggregate dollar amount will be divided by the public offering price per unit of each respective trust purchased to determine the total number of units which such amount could have purchased of each individual trust. Purchasers must then consult the applicable trust's prospectus to determine whether the total number of units which could have been purchased of a specific trust would have qualified for a reduced sales charge and the amount of such reduction. To determine the applicable sales charge reduction it is necessary to accumulate all purchases made on the Initial Purchase Date and all purchases made in accordance with (b) above. Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser ("immediate family members") will be deemed to be additional purchases by the purchaser for the purposes of calculating the applicable sales charge. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for one or more trust estate or fiduciary accounts. If you purchase Units on more than one day to achieve the discounts described in this paragraph, the discount allowed on any single day will apply only to Units purchased on that day (a retroactive discount is not given on all prior purchases).


   A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the deferred sales charge that is retained by the Sponsor. Please refer to the section called "Wrap Fee and Advisory Accounts" for additional information on these purchases. Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.
   During the initial offering period of the Trusts offered in this prospectus, unitholders of any other Van Kampen-sponsored unit investment trusts may utilize their redemption or termination proceeds to purchase Units of the Trusts offered in this prospectus at the Public Offering Price per Unit less 1%.
   Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Van Kampen Funds Inc. and its affiliates, dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.
   The minimum purchase is 100 Units (25 Units for retirement accounts) but may vary by selling firm. However, in connection with fully disclosed transactions with the Sponsor, the minimum purchase requirement will be that number of Units set forth in the contract between the Sponsor and the related broker or agent.
   Offering Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in accordance with fluctuations in the prices of the underlying Securities in the Trusts. The initial price of the Securities was determined by Interactive Data Corporation, a firm regularly engaged in the business of evaluating, quoting or appraising comparable securities. The Evaluator will generally determine the value of the Securities as of the Evaluation Time on each business day and will adjust the Public Offering Price of Units accordingly. This Public Offering Price will be effective for all orders received prior to the Evaluation Time on each business day. The Evaluation Time is the close of the New York Stock Exchange on each Trust business day. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day which is not a business day, will be held until the next determination of price. The term "business day", as used herein and under "Rights of Unitholders--Redemption of Units", excludes Saturdays, Sundays and holidays observed by the New York Stock Exchange. The term "business day" also excludes any day on which more than 33% of the Securities are not traded on their principal trading exchange due to a customary business holiday on that exchange.
   The aggregate underlying value of the Securities during the initial offering period is determined on each business day by the Evaluator in the following manner: If the Securities are listed on a national or foreign securities exchange or the Nasdaq Stock Market, Inc., this evaluation is generally based on the closing sale prices on that exchange or market (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or market, at the closing asked prices. If the Securities are not listed on a national or foreign securities exchange or the Nasdaq Stock Market, Inc. or, if so listed and the principal market therefor is other than on the exchange or market, the evaluation shall generally be based on the current asked price on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If current asked prices are unavailable, the evaluation is generally determined (a) on the basis of current asked prices for comparable securities, (b) by appraising the value of the Securities on the asked side of the market or (c) by any combination of the above. The value of any foreign securities is based on the applicable currency exchange rate as of the Evaluation Time. The value of the Securities for purposes of secondary market transactions and redemptions is described under "Rights of Unitholders--Redemption of Units".
   In offering the Units to the public, neither the Sponsor nor any broker-dealers are recommending any of the individual Securities but rather the entire pool of Securities in a Trust, taken as a whole, which are represented by the Units.
   Unit Distribution. Units will be distributed to the public by the Sponsor, broker-dealers and others at the Public Offering Price. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described above.


   The Sponsor intends to qualify Units for sale in a number of states. Brokers, dealers and others will be allowed a concession or agency commission in connection with the distribution of Units during the initial offering period as described below.

                                            The Dow 30SM
                                             Index Trust
       Transaction         Series A         and Series B
         Amount*          Concession         Concession
     --------------     --------------     --------------
Less than $50,000             2.25%            3.50%
$50,000 - $99,999             2.00             3.25
$100,000 - $249,999           1.75             3.00
$250,000 - $499,999           1.50             2.50
$500,000 - $999,999           1.25             1.50
$1,000,000 or more            0.75             0.75

---------------
 *The breakpoint concessions or agency commissions are also applied on a Unit basis using a breakpoint equivalent of $10 per Unit and are applied on whichever basis is more favorable to the distributor.


   In addition to the amounts set forth above, during the initial offering period any firm that distributes 500,000 - 999,999 Units will receive additional compensation of $.005 per Unit; any firm that distributes 1,000,000 - 1,999,999 Units will receive $.01 per Unit; any firm that distributes 2,000,000 - 2,999,999 Units will receive $.015 per Unit; any firm that distributes 3,000,000 Units or more will receive $.02 per Unit. A firm may aggregate Units of a Series A Trust and a Series B Trust of the same industry sector type to qualify for these compensation levels but may not aggregate among different sectors. For example, Units of Software Trust, Series 4A and Series 4B may be aggregated but Units of Software Trust, Series 4A may not be aggregated with Units of Morgan Stanley U.S. Multinational Index Trust, Series 4B. This additional compensation will be will be paid by the Sponsor out of its own assets at the end of the initial offering period.
   Any discount provided to investors will be borne by the selling dealer or agent as indicated under "General" above. For transactions involving unitholders of other Van Kampen unit investment trusts who use their redemption or termination proceeds to purchase Units of the Trusts offered in this prospectus, the total concession or agency commission will amount to 1.30% per Unit for Series A Trusts and 2.50% per Unit for Series B Trusts. For all secondary market transactions the total concession or agency commission will amount to 70% of the sales charge. Notwithstanding anything to the contrary herein, in no case shall the total of any concessions, agency commissions and any additional compensation allowed or paid to any broker, dealer or other distributor of Units with respect to any individual transaction exceed the total sales charge applicable to such transaction. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.


   Broker-dealers of the Trusts, banks and/or others may be eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying entities for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of any Trust. These programs will not change the price Unitholders pay for their Units or the amount that a Trust will receive from the Units sold.


   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the total sales charge applicable to each transaction. Any sales charge discount provided to investors will be borne by the selling dealer or agent. In addition, the Sponsor will realize a profit or loss as a result of the difference between the price paid for the Securities by the Sponsor and the cost of the Securities to each Trust on the Initial Date of Deposit as well as on subsequent deposits. See "Notes to Portfolios". The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates or as an agent in a private placement for any of the Securities. The Sponsor may realize profit or loss as a result of the possible fluctuations in the market value of the Securities, since all proceeds received from purchasers of Units are retained by the Sponsor. In maintaining a secondary market, the Sponsor will realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes the applicable sales charge) or from a redemption of repurchased Units at a price above or below the purchase price. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.
   The Sponsor or an affiliate may have participated in a public offering of one or more of the Securities. The Sponsor, an affiliate or their employees may have a long or short position in these Securities or related securities. An affiliate may act as a specialist or market maker for these Securities. An officer, director or employee of the Sponsor or an affiliate may be an officer or director for issuers of the Securities.
   Purchases and sales of Securities by your Trust may impact the value of the Securities. This may especially be the case during the initial offering of Units, upon Trust termination and in the course of satisfying large Unit redemptions. Any publication of a list of Securities, or a list of anticipated Securities, to be included in a Trust may also cause increased buying activity in certain Securities. Once this information becomes public, investors may purchase individual Securities appearing in such a publication and may do so during or prior to the initial offering of Units. It is possible that these investors could include investment advisory and brokerage firms of the Sponsor or its affiliates or firms that are distributing Units. This activity may cause your Trust to purchase stocks at a higher price than those buyers who effect purchases prior to purchases by your Trust.
   Market for Units. Although it is not obligated to do so, the Sponsor currently intends to maintain a market for Units and to purchase Units at the secondary market repurchase price (which is described under "Right of Unitholders--Redemption of Units"). The Sponsor may discontinue purchases of Units or discontinue purchases at this price at any time. In the event that a secondary market is not maintained, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". Unitholders should contact their broker to determine the best price for Units in the secondary market. Units sold prior to the time the entire deferred sales charge has been collected will be assessed the amount of any remaining deferred sales charge at the time of sale. The Trustee will notify the Sponsor of any tendered of Units for redemption. If the Sponsor's bid in the secondary market equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which Units would have been redeemed by the Trustee. The Sponsor may sell repurchased Units at the secondary market Public Offering Price per Unit.

RETIREMENT ACCOUNTS
--------------------------------------------------------------------------------

   Units are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for the individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The minimum purchase for these accounts is reduced to 25 Units but may vary by selling firm. The purchase of Units may be limited by the plans' provisions and does not itself establish such plans.

WRAP FEE AND ADVISORY ACCOUNTS
--------------------------------------------------------------------------------


   Units may be available for purchase by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed. You should consult your financial professional to determine whether you can benefit from these accounts. For these purchases you generally only pay the portion of the sales charge that is retained by your Trust's Sponsor, Van Kampen Funds Inc. This table illustrates the transaction fees you will pay as a percentage of the public offering price per Unit.

                                              The Dow 30SM
                                               Index Trust
                              Series A        and Series B
                               Trusts            Trusts
                              ---------         ---------
Fee paid on purchase            0.00%            0.00%
Sponsor retention               0.70             1.00
                              ---------         ---------
    Total                       0.70%            1.00%
                              =========         =========


   You should consult the "Public Offering--General" section for specific information on this and other sales charge discounts.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

   Distributions. Dividends and any net proceeds from the sale of Securities received by a Trust will generally be distributed to Unitholders on each Distribution Date to Unitholders of record on the preceding Record Date. These dates are listed under "Summary of Essential Financial Information". A person becomes a Unitholder of record on the date of settlement (generally three business days after Units are ordered). Unitholders may elect to receive distributions in cash or to have distributions reinvested into additional Units. Distributions may also be reinvested into Van Kampen mutual funds. See "Rights of Unitholders--Reinvestment Option".
   Dividends received by a Trust are credited to the Income Account of the Trust. Other receipts (e.g., capital gains, proceeds from the sale of Securities, etc.) are credited to the Capital Account. Proceeds received on the sale of any Securities, to the extent not used to meet redemptions of Units or pay deferred sales charges, fees or expenses, will be distributed to Unitholders. Proceeds received from the disposition of any Securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date. Any distribution to Unitholders consists of each Unitholder's pro rate share of the available cash in the Income and Capital Accounts as of the related Record Date.
   Reinvestment Option. Unitholders may have distributions automatically reinvested in additional Units under the Automatic Reinvestment Option without a sales charge (to the extent Units may be lawfully offered for sale in the state in which the Unitholder resides) through two options, if available. Brokers and dealers can use the Dividend Reinvestment Service through Depository Trust Company or purchase the Automatic Reinvestment Option CUSIP, if available. To participate in this reinvestment option, a Unitholder must file with the Trustee a written notice of election, together with any certificate representing Units and other documentation that the Trustee may then require, at least five days prior to the related Record Date. A Unitholder's election will apply to all Units owned by the Unitholder and will remain in effect until changed by the Unitholder. If Units are unavailable for reinvestment, distributions will be paid in cash. Purchases of additional Units made pursuant to the reinvestment plan will be made at the net asset value for Units as of the Evaluation Time on the Distribution Date.
   In addition, under the Guaranteed Reinvestment Option Unitholders may elect to have distributions automatically reinvested in certain Van Kampen mutual funds (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives which differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and how to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from the Sponsor. Purchases of shares of a Reinvestment Fund will be made at a net asset value computed on the Distribution Date. Unitholders with an existing Guaranteed Reinvestment Option account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new account which allows purchases of Reinvestment Fund shares at net asset value.
   A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing no later than five days before a distribution date. The Sponsor, each Reinvestment Fund, and its investment adviser shall have the right to suspend or terminate these reinvestment plans at any time.
   Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286. Certificates must be tendered to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. On the seventh day following the tender, the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received by the Trustee after the Evaluation Time or on a day which is not a Trust business day, the date of tender is deemed to be the next business day.
   Unitholders tendering 1,000 or more Units of a Trust for redemption may request an in kind distribution of Securities equal to the Redemption Price per Unit on the date of tender. Trusts generally do not offer in kind distributions of portfolio securities that are held in foreign markets. An in kind distribution will be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional shares will be distributed in cash. The Trustee may adjust the number of shares of any Security included in a Unitholder's in kind distribution to facilitate the distribution of whole shares.
   The Trustee may sell Securities to satisfy Unit redemptions. To the extent that Securities are redeemed in kind or sold, the size of a Trust will be, and the diversity of a Trust may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities at the time of redemption. Special federal income tax consequences will result if a Unitholder requests an in kind distribution. See "Taxation".
   The Redemption Price per Unit and the secondary market repurchase price per Unit are equal to the pro rata share of each Unit in each Trust determined on the basis of (i) the cash on hand in the Trust, (ii) the value of the Securities in the Trust and (iii) dividends receivable on the Securities in the Trust trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) any unpaid deferred sales charge payments. During the initial offering period, the redemption price and the secondary market repurchase price will include estimated organizational and offering costs. For these purposes, the Evaluator may determine the value of the Securities in the following manner: If the Securities are listed on a national or foreign securities exchange or the Nasdaq Stock Market, Inc., this evaluation is generally based on the closing sale prices on that exchange or market (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or market, at the closing bid prices. If the Securities are not so listed or, if so listed and the principal market therefor is other than on the exchange or market, the evaluation may be based on the current bid price on the over-the-counter market. If current bid prices are unavailable or inappropriate, the evaluation may be determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the Securities on the bid side of the market or (c) by any combination of the above. The value of any foreign securities is based on the applicable currency exchange rate as of the Evaluation Time.
   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for other periods as the SEC may permit.
   Certificates. Ownership of Units is evidenced in book entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, and certificate or transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guarantee program accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Fractional certificates will not be issued. The Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.
   Reports Provided. Unitholders will receive a statement of dividends and other amounts received by a Trust for each distribution. Within a reasonable time after the end of each year, each person who was a Unitholder during that year will receive a statement describing dividends and capital received, actual Trust distributions, Trust expenses, a list of the Securities and other Trust information. Unitholders may obtain the Evaluator's evaluations of the Securities upon request.

TRUST ADMINISTRATION
--------------------------------------------------------------------------------


   Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, Securities generally will not be sold or replaced. The Sponsor may, however, direct that Securities be sold in certain limited circumstances to protect the Trusts based on advice from the Supervisor. These situations may include events such as the issuer having defaulted on payment of any of its outstanding obligations or the price of a Security has declined to such an extent or other credit factors exist so that in the opinion of the Sponsor retention of the Security would be detrimental to a Trust. If a public tender offer has been made for a Security or a merger or acquisition has been announced affecting a Security, the Trustee may either sell the Security or accept a tender offer for cash if the Supervisor determines that the sale or tender is in the best interest of Unitholders. The Trustee will distribute any cash proceeds to Unitholders. In addition, the Trustee may sell Securities to redeem Units or pay Trust expenses or deferred sales charges. The Trustee must reject any offer for securities or property other than cash in exchange for the Securities. If securities or property are nonetheless acquired by a Trust, the Sponsor may direct the Trustee to sell the securities or property and distribute the proceeds to Unitholders or to accept the securities or property for deposit in the Trust. Should any contract for the purchase of any of the Securities fail, the Sponsor will (unless substantially all of the moneys held in the Trust to cover the purchase are reinvested in substitute Securities in accordance with the Trust Agreement) refund the cash and sales charge attributable to the failed contract to all Unitholders on or before the next distribution date.
   With respect to The Dow 30SM Index Trust, purchases and sales of Securities will generally be made in an effort to maintain, to the extent practical, a portfolio that reflects the current components of the Dow Jones Industrial AverageSM. If this Trust receives any securities or other property relating to the Securities in the Trust (such as those acquired in a merger or spin-off), the Trustee will sell the securities or other property and reinvest the proceeds in shares of the remaining Securities. If a Security is removed from the Dow Jones Industrial AverageSM, the Trustee will sell the Security and may reinvest the proceeds into any new securities added as components of the Dow Jones Industrial AverageSM or into the other Securities if a new component is not added.
   With respect to The Dow 30SM Index Trust, the Sponsor may direct the reinvestment of proceeds of the sale of Securities if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the Securities detrimental to the Trust. In such as case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in this Trust on the Initial Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that this Trust continue to satisfy the qualifications of a regulated investment company and to avoid imposition of tax on undistributed income of this Trust.
   When your Trust sells Securities, the composition and diversity of the Securities in the Trust may be altered. In order to obtain the best price for a Trust, it may be necessary for the Supervisor to specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. In effecting purchases and sales of a Trust's portfolio securities, the Sponsor may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with the Trusts, the Sponsor or dealers participating in the offering of Units. In addition, in selecting among firms to handle a particular transaction, the Sponsor may take into account whether the firm has sold or is selling units of unit investment trusts which it sponsors.


   Amendment of the Trust Agreement. The Trustee and the Sponsor may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or permit acquisition of securities in addition to or substitution for the Securities (except as provided in the Trust Agreement). The Trustee will notify Unitholders of any amendment.
   Termination. Each Trust will terminate on the Mandatory Termination Date or upon the sale or other disposition of the last Security held in the Trust. A Trust may be terminated at any time with consent of Unitholders representing two-thirds of the outstanding Units or by the Trustee when the value of the Trust is less than $500,000 ($3,000,000 if the value of the Trust has exceeded $15,000,000) (the "Minimum Termination Value"). Unitholders will be notified of any termination. The Trustee may begin to sell Securities in connection with a Trust termination nine business days before, and no later than, the Mandatory Termination Date. Approximately thirty days before this date, the Trustee will notify Unitholders of the termination and provide a form enabling qualified Unitholders to elect an in kind distribution of Securities. See "Rights of Unitholders--Redemption of Units". This form must be returned at least five business days prior to the Mandatory Termination Date. Unitholders will receive a final cash distribution within a reasonable time after the Mandatory Termination Date. All distributions will be net of Trust expenses and costs. Unitholders will receive a final distribution statement following termination. The Information Supplement contains further information regarding termination of the Trusts. See "Additional Information".
   Limitations on Liabilities. The Sponsor, Evaluator, Supervisor and Trustee are under no liability for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee is not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and is not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or other governmental charges imposed on the Securities, on it as Trustee under the Trust Agreement or on a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee, Sponsor and Supervisor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it.


   Sponsor. Van Kampen Funds Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Morgan Stanley Dean Witter & Co. Van Kampen Funds Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has its principal office at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. As of November 30, 1999, the total stockholders' equity of Van Kampen Funds Inc. was $141,554,861 (audited). The Information Supplement contains additional information about the Sponsor.


   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.
   Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".
   Performance Information. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trusts and returns over specified time periods on other similar Van Kampen trusts (which may show performance net of expenses and charges which the Trusts would have charged) with returns on other taxable investments such as the common stocks comprising the Dow Jones Industrial Average, the S&P 500, other investment indices, corporate or U.S. government bonds, bank CDs, money market accounts or money market funds, or with performance data from Lipper Analytical Services, Inc., Morningstar Publications, Inc. or various publications, each of which has characteristics that may differ from those of the Trusts. Information on percentage changes in the dollar value of Units may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Unitholders. Total return figures may not be averaged and may not reflect deduction of the sales charge, which would decrease return. No provision is made for any income taxes payable. Past performance may not be indicative of future results. The Trust portfolios are not managed and Unit price and return fluctuate with the value of common stocks in the portfolios, so there may be a gain or loss when Units are sold. As with other performance data, performance comparisons should not be considered representative of the Trust's relative performance for any future period.

TAXATION
--------------------------------------------------------------------------------

The Dow 30SM Index Trust
   The Dow 30SM Index Trust intends to elect and qualify on a continuing basis for special federal income tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust so qualifies and timely distributes to Unitholders 90% or more of its taxable income (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) that it distributes to Unitholders. In addition, to the extent the Trust timely distributes to Unitholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." Because the Trust intends to timely distribute its taxable income (including any net capital gain), it is anticipated that the Trust will not be subject to federal income tax or the excise tax.
   Distributions to Unitholders of the Trust's taxable income, other than distributions which are designated as capital gain dividends, will be taxable as ordinary income to Unitholders, except that to the extent that distributions to a Unitholder in any year exceed the Trust's current and accumulated earnings and profits, they will be treated as a return of capital and will reduce the Unitholder's basis in his Units and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Units as discussed below.
   Although distributions generally will be treated as distributed when paid, distributions declared in October, November or December payable to Unitholders of record on a specified date in one of those months and paid during January of the following year will be treated as having been distributed by the Trust (and received by the Unitholder) on December 31 of the year such distributions are declared.
   Distributions of the Trust's net capital gain which are properly designated as capital gain dividends by the Trust will be taxable to Unitholders as long-term capital gain, regardless of the length of time the Units have been held by a Unitholder. A Unitholder may recognize a taxable gain or loss if the Unitholder sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will generally be a capital gain or loss, except in the case of a dealer or a financial institution. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) is generally subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note that if a Unitholder holds Units for six months or less and subsequently sells such Units at a loss, the loss will be treated as a long-term capital loss to the extent that any long-term capital gain distribution is made with respect to such Units during the six-month period or less that the Unitholder owns the Units.
   In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units. The Taxpayer Relief Act of 1997 (the "1997 Tax Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g. short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period.
   Generally, the tax basis of a Unitholder includes sales charges, and such charges are not deductible. A portion of the sales charge for the Trust is deferred. The income (or proceeds from redemption) a Unitholder must take into account for federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge.
   Distributions which are taxable as ordinary income to Unitholders will constitute dividends for federal income tax purposes. When Units are held by corporate Unitholders, Trust distributions may qualify for the 70% dividends received deduction, subject to limitations otherwise applicable to the availability of the deduction, to the extent the distribution is attributable to dividends received by the Trust from United States corporations (other than Real Estate Investment Trusts) and is designated by the Trust as being eligible for such deduction. The Trust will provide each Unitholder with information annually concerning what part of the Trust distributions are eligible for the dividends received deduction.
   Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Trust so long as the Units are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the Units are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other noncorporate) Unitholders in excess of the distributions received from the Trust.
   Distributions reinvested into additional Units of the Trust will be taxed to a Unitholder in the manner described above (i.e., as ordinary income, long-term capital gain or as a return of capital).
   Under certain circumstances a Unitholder may be able to request an in kind distribution upon redemption of Units or termination of the Trust. Unitholders electing an in kind distribution of shares of Securities should be aware that the exchange is subject to taxation and Unitholders will recognize gain or loss (subject to various nonrecognition provisions of the Code) based on the value of the Securities received. Investors electing an in kind distribution should consult their own tax advisors with regard to such transaction.
   The federal tax status of each year's distributions will be reported to Unitholders and to the Internal Revenue Service. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding.
   The foregoing discussion relates only to the federal income tax status of the Trust and to the tax treatment of distributions by the Trust to United States Unitholders.


   A Unitholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from the Trust which constitute dividends for Federal income tax purposes (other than dividends which the Trust designates as capital gain dividends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from the Trust that are designated by the Trust as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and
(iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 BEN which must be filed with the Trustee and refiled every three calendar years thereafter). Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units. Units in the Trust and Trust distributions may also be subject to state and local taxation and Unitholders should consult their tax advisers in this regard.


All Other Trusts
   The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units of Trusts other than The Dow 30SM Index Trust. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code")). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trust. For purposes of the following discussion and opinion, it is assumed that each Security in the Trust is equity for federal income tax purposes.
   In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:
   1. The Trust is not an association taxable as a corporation for federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of the Trust under the Code; and the income of the Trust will be treated as income of the Unitholders thereof under the Code. Each Unitholder will be considered to have received his pro rata share of income derived from each Security when such income is considered to be received by the Trust.
   2. Each Unitholder will have a taxable event when the Trust disposes of a Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unitholder (except to the extent an in kind distribution of stock is received by such Unitholder as described below). The price a Unitholder pays for his Units, generally including sales charges, is allocated among his pro rata portion of each Security held by the Trust (in proportion to the fair market values thereof on the valuation date nearest the date the Unitholder purchase his Units) in order to determine his initial tax basis for his pro rata portion of each Security held by the Trust. Unitholders should consult their own tax advisers with regard to calculation of basis. For federal income tax purposes, a Unitholder's pro rata portion of dividends as defined by Section 316 of the Code paid by a corporation with respect to a Security held by the Trust are taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits". A Unitholder's pro rata portion of dividends paid on such Security which exceeds such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Security, and to the extent that such dividends exceed a Unitholder's tax basis in such Equity Security shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unitholder has held his Units.
   3. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital gain, except in the case of a dealer or a financial institution. A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unitholders should consult their tax advisers regarding the recognition of gains and losses for federal income tax purposes.
   Deferred Sales Charge. Generally, the tax basis of a Unitholder includes sales charges, and such charges are not deductible. A portion of the sales charge for the Trust is deferred. The income (or proceeds from redemption) a Unitholder must take into account for federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge. Unitholders should consult their own tax advisers as to the income tax consequences of the deferred sales charge.
   Dividends Received Deduction. A Unitholder will be considered to have received all of the dividends paid on his pro rata portion of each Security when such dividends are received by the Trust regardless of whether such dividends are used to pay a portion of a deferred sales charge. Unitholders will be taxed in this manner regardless of whether distributions from the Trust are actually received by the Unitholder or are automatically reinvested. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unitholder's pro rata portion of dividends received by the Trust (to the extent such dividends are taxable as ordinary income, as discussed above, and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Securities paying such dividends (other than corporate Unitholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Final regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation.
   To the extent dividends received by the Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. Unitholders should consult with their tax advisers with respect to the limitations on and possible modifications to the dividends received deduction.

   Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by the Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him. As a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unitholders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation. Unitholders should consult with their own tax advisers regarding the deductibility of Trust expenses.
   Recognition of Taxable Gain or Loss Upon Disposition of Securities by the Trust or Disposition of Units. As discussed above, a Unitholder may recognize taxable gain (or loss) when a Security is disposed of by the Trust or if the Unitholder disposes of a Unit. The Internal Revenue Service Restructing and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.
   In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.
   If a Unitholder disposes of a Unit he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust including his pro rata portion of all Securities represented by a Unit.
   The Taxpayer Relief Act of 1997 (the "1997 Tax Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not of loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisers with regard to any such constructive sales rules.
   Special Tax Consequences of In Kind Distributions Upon Redemption of Units or Termination of the Trust. As discussed in "Rights of Unitholders--Redemption of Units", under certain circumstances a Unitholder tendering Units for redemption may request an in kind distribution. A Unitholder may also under certain circumstances request an in kind distribution upon the termination of the Trust. See "Rights of Unitholders--Redemption of Units. As previously discussed, prior to the redemption of Units or the termination of the Trust, a Unitholder is considered as owning a pro rata portion of each of the Trust's assets for federal income tax purposes. The receipt of an in kind distribution will result in a Unitholder receiving an undivided interest in whole shares of stock plus, possibly, cash.
   The potential tax consequences that may occur under an in kind distribution with respect to each Security held by the Trust will depend on whether or not a Unitholder receives cash in addition to Securities. A "Security" for this purpose is a particular class of stock issued by a particular corporation. A Unitholder will not recognize gain or loss if a Unitholder only receives Securities in exchange for his or her pro rata portion in the Securities held by the Trust. However, if a Unitholder also receives cash in exchange for a fractional share of such Security held by the Trust, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such fractional share of a Security held by the Trust.

   Because the Trust will own many Securities, a Unitholder who requests an in kind distribution will have to analyze the tax consequences with respect to each Security owned by the Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Security owned by the Trust. Unitholders who request an in kind distribution are advised to consult their tax advisers in this regard.
   Computation of the Unitholder's Tax Basis. Initially, a Unitholder's tax basis in his Units will generally equal the price paid by such Unitholder of his Units. The cost of the Units is allocated among the Securities held in the Trust in accordance with the proportion of the fair market values of such Securities on the valuation date nearest the date the Units are purchased in order to determine such Unitholder's tax basis for his pro rata portion of each Security.
   A Unitholder's tax basis in his Units and his pro rata portion of a Security held by the Trust will be reduced to the extent dividends paid with respect to such Security are received by the Trust which are not taxable as ordinary income as described above.
   Other Matters. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by the Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons. Such persons should consult their tax advisers.
   In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unitholders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporations for a three-year period ending with the close of its taxable year preceding payment was effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. Non-U.S. Unitholders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from the Trust.
   It should be noted that payments to the Trust of dividends on Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unitholders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Trust. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unitholders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. The 1997 Tax Act imposes a required holding period for such credits. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.
   At the termination of the Trust, the Trustee will furnish to each Unitholder of the Trust a statement containing information relating to the dividends received by the Trust on the Securities, the gross proceeds received by the Trust from the disposition of any Security (resulting from redemption or the sale of any Security), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to Unitholders and to the Internal Revenue Service.
   In the opinion of special counsel to the Trust for New York tax matters, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.
   The foregoing discussion relates only to the tax treatment of U.S. Unitholders ("U.S. Unitholders") with regard to federal and certain aspects of New York State and City income taxes. Unitholders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unitholder" means an owner of a Unit of the Trust that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (b) does not qualify as a U.S. Unitholder in paragraph (a) but whose income from a Unit is effectively connected with such Unitholder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable. Unitholders should consult their tax advisers regarding potential foreign, state or local taxation with respect to the Units.

TRUST OPERATING EXPENSES
--------------------------------------------------------------------------------

   Compensation of Sponsor, Supervisor and Evaluator. The Sponsor will not receive any fees in connection with its activities relating to the Trusts. However, the Supervisor and Evaluator, which are affiliates of the Sponsor, will receive the annual fee for portfolio supervisory and evaluation services set forth in the "Fee Table". These fees may exceed the actual costs of providing these services to the Trusts but at no time will the total amount received for supervisory and evaluation services rendered to all Van Kampen unit investment trusts in any calendar year exceed the aggregate cost of providing these services in that year.
   Trustee's Fee. For its services the Trustee will receive the fee from each Trust set forth in the "Fee Table" (which includes the estimated amount of miscellaneous Trust expenses). The Trustee benefits to the extent there are funds in the Capital and Income Accounts since these Accounts are non-interest bearing to Unitholders and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to each Trust is expected to result from the use of these funds.
   Miscellaneous Expenses. The following additional charges are or may be incurred by a Trust: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of such Trust, (b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of a Trust without negligence, bad faith or wilful misconduct on its part, (g) foreign custodial and transaction fees,
(h) costs associated with liquidating the securities held in a Trust portfolio,
(i) any offering costs incurred after the end of the initial offering period and
(j) expenditures incurred in contacting Unitholders upon termination of a Trust. Each Trust may pay the expenses of updating its registration statement each year. Unit investment trust sponsors have historically paid these expenses. The Dow 30SM Index Trust will allso pay a license fee to Dow Jones & Company, Inc. for use of certain service marks.
   General. The fees and expenses of a Trust will accrue on a daily basis. The deferred sales charge, fees and expenses are generally paid out of the Capital Account of the related Trust. When these amounts are paid by or owing to the Trustee, they are secured by a lien on the related Trust's portfolio. It is expected that Securities will be sold to pay these amounts which will result in capital gains or losses to Unitholders. See "Taxation". The Supervisor's, Evaluator's and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index or, if this category is not published, in a comparable category.

OTHER MATTERS
--------------------------------------------------------------------------------

   Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn has acted as counsel to the Trustee and as special counsel for New York tax matters.
   Independent Certified Public Accountants. The statements of condition and the related portfolios included in this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   This Prospectus does not contain all the information set forth in the Registration Statement filed by the Trusts with the SEC. The Information Supplement, which has been filed with the SEC, includes more detailed information concerning the Securities, investment risks and general information about the Trusts. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


TABLE OF CONTENTS
--------------------------------------------------------------------------------

        Title                                    Page
        -----                                    ----
   Summary of Essential Financial Information..     2
   Fee Table...................................     3
   The Dow 30SM Index Trust....................     4
   Morgan Stanley Euro-Technology 20
      IndexSM Trusts...........................     6
   Morgan Stanley U.S. Multinational
      IndexSM Trusts...........................     9
   Software Trusts.............................    14
   Notes to Portfolios.........................    17
   The Securities..............................    18
   Report of Independent Certified
      Public Accountants.......................    31
   Statements of Condition ....................    32
   The Trusts..................................   A-1
   Objectives and Securities Selection.........   A-1
   Risk Factors................................   A-2
   Public Offering.............................   A-3
   Retirement Accounts.........................   A-7
   Wrap Fee and Advisory Accounts..............   A-7
   Rights of Unitholders.......................   A-8
   Trust Administration........................  A-10
   Taxation....................................  A-12
   Trust Operating Expenses....................  A-18
   Other Matters...............................  A-18
   Additional Information......................  A-19

--------------
When Units of the Trusts are no longer available this prospectus may be used as a preliminary prospectus for a future Trust. If this prospectus is used for future Trusts you should note the following:

The information in this prospectus is not complete with respect to future Trust series and may be changed. No person may sell Units of future Trusts until a registration statement is filed with the Securities and Exchange Commission and is effective. This prospectus is not an offer to sell Units and is not soliciting an offer to buy Units in any state where the offer or sale is not permitted.


                                                                       EMSPRO230
                                                                          #36670
                                                                          #37719


                                   PROSPECTUS

--------------------------------------------------------------------------------

                                  JUNE 6, 2000


                                   Van Kampen
                              Focus Portfolios(SM)


                       The Dow 30SM Index Trust, Series 10

                        Morgan Stanley Euro-Technology 20
                            IndexSM Trust, Series 4A
                        Morgan Stanley Euro-Technology 20
                            IndexSM Trust, Series 4B

                        Morgan Stanley U.S. Multinational
                            IndexSM Trust, Series 4A
                        Morgan Stanley U.S. Multinational
                            IndexSM Trust, Series 4B

                            Software Trust, Series 4A
                            Software Trust, Series 4B


                              Van Kampen Funds Inc.

                                1 Parkview Plaza
                                  P.O. Box 5555
                      Oakbrook Terrace, Illinois 60181-5555


              Please retain this prospectus for future reference.



                                   Van Kampen
                             Information Supplement
                     Van Kampen Focus Portfolios, Series 230

--------------------------------------------------------------------------------

     This Information Supplement provides additional information concerning the risks and operations of the Trust which is not described in the Prospectus. This Information Supplement should be read in conjunction with the Prospectus. This Information Supplement is not a prospectus, does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the Prospectus. Copies of the Prospectus can be obtained by contacting the Sponsor at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of the Prospectus and all capitalized terms have been defined in the Prospectus.



                                Table of Contents

                                                                     Page
           Risk Factors                                                 2
           The Trusts                                                   5
           Sponsor Information                                          9
           Trustee Information                                          9
           Trust Termination                                            9

RISK FACTORS
     Price Volatility. Because the Trusts invest in common stocks of U.S. and foreign companies, you should understand the risks of investing in common stocks before purchasing Units. These risks include the risk that the financial condition of the company or the general condition of the stock market may worsen and the value of the stocks (and therefore Units) will fall. Common stocks are especially susceptible to general stock market movements. The value of common stocks often rises or falls rapidly and unpredictably as market confidence and perceptions of companies change. These perceptions are based on factors including expectations regarding government economic policies, inflation, interest rates, economic expansion or contraction, political climates and economic or banking crises. The value of Units will fluctuate with the value of the stocks in a Trust and may be more or less than the price you originally paid for your Units. As with any investment, we cannot guarantee that the performance of a Trust will be positive over any period of time. Because the Trusts are unmanaged, the Trustee will not sell stocks in response to market fluctuations as is common in managed investments. In addition, because some Trusts hold a relatively small number of stocks, you may encounter greater market risk than in a more diversified investment.
     Dividends. Common stocks represent ownership interests in a company and are not obligations of the company. Accordingly, common stockholders have a right to receive payments from the company that is subordinate to the rights of creditors, bondholders or preferred stockholders of the company. This means that common stockholders have a right to receive dividends only if a company's board of directors declares a dividend and the company has provided for payment of all of its creditors, bondholders and preferred stockholders. If a company issues additional debt securities or preferred stock, the owners of these securities will have a claim against the company's assets before common stockholders if the company declares bankruptcy or liquidates its assets even though the common stock was issued first. As a result, the company may be less willing or able to declare or pay dividends on its common stock.
     Foreign Stocks. Because certain Trusts invest in foreign common stocks, they involve additional risks that differ from an investment in domestic stocks. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers. With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of a Trust, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, industrial foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.
     Foreign Currencies. Certain Trusts also involve the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the stocks. For example, if a foreign stock rose 10% in price but the U.S. dollar gained 5% against the related foreign currency, a U.S. investor's return would be reduced to about 5%. This is because the foreign currency would "buy" fewer dollars or, conversely, a dollar would buy more of the foreign currency. Many foreign currencies have fluctuated widely against the U.S. dollar for a variety of reasons such as supply and demand of the currency, investor perceptions of world or country economies, political instability, currency speculation by institutional investors, changes in government policies, buying and selling of currencies by central banks of countries, trade balances and changes in interest rates. A Trust's foreign currency transactions will be conducted with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. These dealers realize a profit based on the difference between the price at which they buy the currency (bid price) and the price at which they sell the currency (offer price). The Evaluator will estimate the currency exchange rates based on current activity in the related currency exchange markets, however, due to the volatility of the markets and other factors, the estimated rates may not be indicative of the rate a Trust might obtain had the Trustee sold the currency in the market at that time.
     Liquidity. Whether or not the stocks in a Trust are listed on a stock exchange, the stocks may delist from the exchange or principally trade in an over-the-counter market. As a result, the existence of a liquid trading market could depend on whether dealers will make a market in the stocks. We cannot guarantee that dealers will maintain a market or that any market will be liquid. The value of the stocks could fall if trading markets are limited or absent.
     Additional Units. The Sponsor may create additional Units of a Trust by depositing into the Trust additional stocks or cash with instructions to purchase additional stocks. A cash deposit could result in a dilution of your investment and anticipated income because of fluctuations in the price of the stocks between the time of the deposit and the purchase of the stocks and because the Trust will pay brokerage fees.
     Voting. Only the Trustee may sell or vote the stocks in a Trust. While you may sell or redeem your Units, you may not sell or vote the stocks in your Trust. The Sponsor will instruct the Trustee how to vote the stocks. The Trustee will vote the stocks in the same general proportion as shares held by other shareholders if the Sponsor fails to provide instructions.
   Technology Issuers. Certain Trusts are concentrated in issuers within the technology industry. A portfolio concentrated in a single industry may present more risk than a portfolio broadly diversified over several industries. These Trusts, and therefore Unitholders, may be particularly susceptible to a negative impact resulting from adverse market conditions or other factors affecting technology issuers because any negative impact on the technology industry will not be diversified among issuers within other unrelated industries. Accordingly, an investment in Units should be made with an understanding of the characteristics of the technology industry and the risks which such an investment may entail.
   Technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer related equipment, computer networks, communications systems, telecommunications products, electronic products, and other related products, systems and services. The market for technology products and services, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond timely to compete in the rapidly developing marketplace.


   The market for certain technology products and services may have only recently begun to develop, is rapidly evolving and is characterized by an increasing number of market entrants. Additionally, certain technology companies may have only recently commenced operations or offered equity securities to the public. Such companies are in the early stage of development and have a limited operating history on which to analyze future operating results. It is important to note that following its initial public offering a security is likely to experience substantial stock price volatility and speculative trading. Accordingly, there can be no assurance that upon redemption of Units or termination of a Trust a Unitholder will receive an amount greater than or equal to the Unitholder's initial investment.

   Based on trading history, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unitholder to redeem units, or roll over Units into a new trust, at a price equal to or greater than the original price paid for such Units.
   Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or and interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous and constantly developing industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies are incorporated into other related products, certain companies are often highly dependent on the performance of other computer, electronics and communications companies. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders form other customers. Similarly, the success of certain companies is tied to a relatively small concentration of products or technologies with intense competition between companies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.
    Telecommunications Issuers. Because certain Trusts are concentrated in the telecommunications industry, the value of the Units of these Trusts may be susceptible to factors affecting the telecommunications industry. The telecommunications industry is subject to governmental regulation and the products and services of telecommunications companies may be subject to rapid obsolescence. These factors could affect the value of Units. Telephone companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of returns and the kinds of services that may be offered. Certain types of companies represented in a Trust portfolio are engaged in fierce competition for a share of the market of their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility. While a Trust portfolio concentrates on the securities of established suppliers of traditional telecommunication products and services, a Trust may also invest in smaller telecommunications companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater risk than large, established issuers. Such smaller companies may have limited product lines, market or financial resources, and their securities may trade less frequently and in limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.
     Litigation. Pending or threatened legal proceedings against Philip Morris cover a wide range of matters including product liability and consumer protection. Damages claimed in many of the smoking and health cases alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, unions and similar entities (the most recent suit was filed by the Justice Department on September 22, 1999) seeking reimbursement for healthcare expenditures, aggregate many billions of dollars.
   On November 23, 1998, Philip Morris entered into a Master Settlement Agreement with 46 state governments to settle the asserted and unasserted healthcare cost recovery and certain other claims against them. The Agreement is subject to final judicial approval in each of the settling states. As part of the Agreement, Philip Morris and the three other major domestic tobacco manufacturers have agreed to participate in the establishment of a $5.15 billion trust fund. The trust is to be funded over 12 years beginning in 1999. PM Inc. has agreed to pay $300 million into the trust in 1999. Philip Morris charged approximately $3.1 billion as a pretax expense in 1998 as a result of the settlement, and as of December 31, 1998, had accrued costs of its obligations under the settlement and to tobacco growers aggregating $1.4 billion, payable principally before the end of the year 2000. Philip Morris believes the agreement will likely materially adversely affect the business, volume, cash flows and/or operating income and financial position of the company in future years. The degree of the adverse impact will depend, among other things, on the rates of decline in United States cigarette sales in the premium and discount segments, the company's share of the domestic premium and discount cigarette segments, and the effect of any resulting cost advantage of manufacturers not subject to the agreement.
     Microsoft Corporation is currently engaged in litigation with Sun Microsystems, Inc., the U.S. Department of Justice, several state Attorneys General. The complaints against Microsoft include, copyright infringement, unfair competition, and antitrust violations. The claims seek injunctive relief and monetary damages. In the action brought against Microsoft by the U.S. Department of Justice, the United States District Court for the District of Columbia issued findings of fact that included a finding that Microsoft possesses and exercised monopoly power. The court also recently entered an order finding that Microsoft exercised this power in violation of the Sherman Antitrust Act and various state antitrust laws. The next step in the litigation will be for the court to determine the penalties against Microsoft. The possible remedies that could potentially be considered by the court, according to industry experts, range from a possible breakup of Microsoft to remedies such as ordering the company to surrender its blueprint, or "source code," for its Windows operating software. Microsoft has stated that it will appeal this ruling following the penalties phase and final decree. It is possible that any remedy could have a material adverse impact on Microsoft, however, it is impossible to predict the impact that any penalty may have on Microsoft's business in the future.
   No one can predict the outcome of the litigation pending against this company or how the current uncertainty concerning regulatory and legislative measures will ultimately be resolved. No one can predict the impact that these and other possible developments will have on the price of this stock or any Trust.

THE TRUSTS
     In seeking the Trusts' objectives, the Sponsor considered the ability of the Securities to outpace inflation. While inflation is currently relatively low, the United States has historically experienced periods of double-digit inflation. While the prices of securities will fluctuate, over time securities have outperformed the rate of inflation, and other less risky investments, such as government bonds and U.S. Treasury bills. Past performance is, however, no guarantee of future results.
     Investors should note that the above criteria were applied to the Securities for inclusion in the Trusts as of the Initial Date of Deposit. Should a Security no longer meet the criteria used for selection for a Trust, such Security will not as a result thereof be removed from a Trust portfolio.
   Hypothetical annual price appreciation for the Morgan Stanley Multinational Index, Standard & Poor's 500 Index and the Morgan Stanley Capital International World Index is shown in the following table.

                      Morgan
                      Stanley
                      Multi-                       MSCI
                     national       S&P 500        World
                       Index         Index         Index
                     ---------     ---------     ---------
1992                   (3.18%)       4.46%       (7.14%)
1993                    0.78         7.06        20.39
1994                    6.16        (1.54)        3.15
1995                   37.57        34.11        18.70
1996                   26.16        20.26        11.72
1997                   30.60        31.01        14.18
1998                   31.51        26.67        22.77
1999                   19.81        19.52        23.56
12/31/99 Thru 5/31/00  (0.54)       (3.31)       (6.11)

   This is not the past performance of any Trust or a previous series of any Trust and does not indicate the future performance of any Trust. The performance figure for the Morgan Stanley Multinational IndexSM reflects hypothetical Trust sales charges and expenses. The performance of any Trust will differ from the index because a Trust includes a sales charge and expenses. In addition, a Trust may not be able to exactly replicate the index and will not necessarily change if the index changes.
   The table below shows the sales revenue of the largest companies in the world in 1990 compared to 1999. The companies in bold are based in the United States.

           1990                           1999
Company            Sales       Company             Sales
-----------------------        ------------------------
Mitsui             128.0       General Motors      158.51
Manberi            123.2       Daimier Chrysler    154.62
Mitsubishi         121.5       Ford Motor          144.42
General Motors     110.0       Wal-Mar Stores      137.63
C. Itoh            104.7       Mitsubishi Corp.    129.94
Sumitomo            97.3       Exxon               115.42
Exxon               95.2       Mitsui & Co.        114.78
Royal Dutch/Shell   85.4       Toyota Motor        104.68
Ford                82.9       General Electric    100.47
Missino iwai        75.1       Royal Dutch/Shell    93.69

*Sales in Billions of Dollars
Source: Business Week, July 1990, Business Week, July 1999
Not intended to indicate performance of the Trusts.

   The Dow Jones Industrial Average ("DJIA") was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and its present size of 30 stocks on October 1, 1928. The following is the list as it currently appears:

      Alcoa, Inc.
      American Express Company
      AT&T Corporation
      Boeing Company
      Caterpillar, Inc.
      Citigroup, Inc.
      Coca-Cola Company
      Eastman Kodak Company
      E.I. du Pont de Nemours & Company
      Exxon Mobil Corporation
      General Electric Company
      General Motors Corporation
      Hewlett-Packard Company
      Home Depot Inc.
      Honeywell International Inc.
      Intel Corporation
      International Business Machines Corporation
      International Paper Company
      J.P. Morgan & Company, Inc.
      Johnson & Johnson
      McDonald's Corporation
      Merck & Company, Inc.
      Microsoft Corporation
      Minnesota Mining & Manufacturing Company
      Philip Morris Companies, Inc.
      Procter & Gamble Company
      SBC Communications Inc.
      United Technologies Corporation
      Wal-Mart Stores, Inc.
      Walt Disney Company

   "Dow JonesSM", "Dow Jones Industrial AverageSM", "The Dow 30SM", "The DowSM", and "DJIASM" are proprietary to and service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Trusts. The Trusts are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the avisability of investing in any Trust.


   The hypothetical average annual total returns for the Dow Jones Industrial Average for certain years are shown in the table below.

                  1973                        -13.16%
                  1974                        -23.21%
                  1975                         44.48%
                  1976                         22.75%
                  1977                        -12.70%
                  1978                          2.69%
                  1979                         10.52%
                  1980                         21.41%
                  1981                         -3.40%
                  1982                         25.79%
                  1983                         25.65%
                  1984                          1.08%
                  1985                         32.78%
                  1986                         26.92%
                  1987                          6.02%
                  1988                         15.95%
                  1989                         31.71%
                  1990                         -0.58%
                  1991                         23.93%
                  1992                          7.35%
                  1993                         16.74%
                  1994                          4.95%
                  1995                         36.49%
                  1996                         28.58%
                  1997                         24.78%
                  1998                         18.13%
                  1999                         27.01%
 12/31/99 Thru 5/31/00                         -7.90%

The index is an unmanaged statistical composite and does not include payment of any sales changes or fees an investor would pay to purchase the securities it represents. If it had, results would have been less favorable. Futhermore, an investment cannot be made in an index. The historical performance of this index is shown for illustrative purposes only; it is not meant to forecast, imply or guarantee the future performance of any particular investment or any actual trust, which wil vary. Securities in which the Trust invests may be different from those in this illustration or in the index. The performance shown is not that of any actual trust itself because the Trust was not available during this time period. The investment return and principal value of the Trust will fuctuate with changes in market conditions. Units, when redeemed, may be worth more or less than their original cost.
     Hypothetical annual price appreciation for the Morgan Stanley EuroTec Index ("EuroTec Index"), Morgan Stanley High-Technology 35 Index ("High-Tech 35 Index") and the Morgan Stanley Capital International Europe Index ("MSCI Europe Index") is shown in the following table.

                                         High-       MSCI
                            EuroTec     Tech 35     Europe
           Year              Index       Index       Index
--------------------------------------------------------------------------------
         Inception
        thru 12/31/96       30.12%     17.84%      12.55%
            1997            43.88      16.83       21.58
            1998            61.90      95.40       26.53
            1999           117.42     110.59       14.12
    12/31/99 Thru 5/31/00   (8.99)     (1.48)      (5.56)

     This is not the past performance of any Trust or a previous series of any Trust and does not indicate the future performance of any Trust. The performance figures for the EuroTec Index reflect hypothetical Trust sales charges and expenses. The performance of any Trust will differ from the index because a Trust includes a sales charge and expenses. In addition, a Trust may not be able to exactly replicate the index and will not necessarily change if the index changes. The Morgan Stanley High-Technology 35 Index was developed in December 1994 by the Morgan Stanley Research Group and consists of 35 technology companies representing the full breadth of the technology industry. The Morgan Stanley Capital International Europe Index is a common benchmark used to compare investments in Europe. Created in 1969, the Europe Index currently includes nearly 600 stocks from 15 developed European countries. The 1998 and 1999 year returns for the Morgan Stanley High-Technology 35 Index and the Morgan Stanley Euro-Technology 20 Index were primarily attributable to the performance of the composition of high technology companies which have performed extremely well over the past few years. There is no guarantee that the circumstances leading to this performance will continue in the future.

   The historical performance of these indices is shown for illustrative purposes only; it is not meant to forecast, imply or guarantee the future performance of any particular investment vehicle or the Trust. Securities in which the Trust invests will be different from those in these indices. Common stocks involve greater risks than government bonds and CDs, as they are more volatile and have greater potential for loss of principal.
   The EuroTec index is an equal weighted index that includes large and small industry bellwether stocks. The EuroTec index seeks to minimize the pitfalls of market capitalization indexes. Morgan Stanley believes that market capitalization indexes fail to accommodate the wide range of market capitalizations and revenue bases common to the technology industry.


   Morgan Stanley rebalances the EuroTec index to an equal weighting per company on the third Friday of each June. This allows stocks that appreciate during the year to command increasing influence in the index while guarding against the long-term negatives of a market-capitalization weighted index. Morgan Stanley also evaluates the index twice a year, on the close of the last trading days of May and November. Morgan Stanley evaluates index changes based on nature of business, market capitalization and liquidity. Morgan Stanley announces any changes the following week and changes take effect at the close of the third Friday of the month. We will not rebalance the Trust portfolios during their lives. Changes in the index will not result in changes in the portfolios. However, we may offer additional portfolios each year that include the current index components and weightings.

   The table below depicts the estimated revenues from business to business internet commence by Forrester Research, Inc. The graph does not depict performance in any way, simply forecasted revenues from business-to-business internet commerce. This informance is being used to show that according to Forrester Research the growth of business-to-business internet commerce could impact software companies.


                  1998   1999    2000   2001    2002   2003

Total (billions) $43.1  $109.3  $251.1 $499.0  $842.7 $1330.8

   Computing
and electronics  $19.7  $50.4   $121.4 $229.1 $319.1  $395.3

Motor vehicles   $ 3.7  $ 9.3   $22.7  $53.2  $114.3  $212.9

Petrochemicals   $ 4.7  $10.3   $22.6  $48.0  $96.8   $178.3

    Utilities    $ 7.1  $15.4   $32.2  $62.9  $110.6  $169.5

   Paper and
office products  $ 1.3  $ 2.9   $6.4   $14.3  $31.1   $65.2

Shipping and
  warehousing    $ 1.2  $ 2.9   $6.8   $15.4  $32.7   $61.6

     Food and
  agriculture    $ 0.3  $ 3.0   $6.3   $13.1  $26.7   $53.6

Consumer goods   $ 1.4  $ 2.9   $6.1   $12.7  $26.0   $51.9

Pharmaceutical
  and medical    $ 0.6  $ 1.4   $3.5   $ 8.5  $20.0   $44.1

   Aerospace
  and defense    $ 2.5  $ 6.6   $14.8  $25.6  $34.0   $38.2

 Construction    $ 0.4  $ 1.6   $3.4   $ 7.0  $14.2   $28.6

Heavy Industries $ 0.1  $ 1.3   $2.5   $ 4.7  $ 8.7   $15.8

  Industrial
    equipment    $ 0.1  $ 1.3   $2.4   $ 4.5  $ 8.5   $15.8


   Stock indices are unmanaged, statistical composites and do not include payment of any sales charges or fees an investor would pay to purchase the securities they represent. Furthermore, an investment cannot be made in an index.
   The historical performance of these indices is shown for illustrative purposes only; it is not meant to forecast, imply or guarantee the future performance of any particular investment vehicle or the Trust. Securities in which the Trust invests will be different from those in these indices.
   WHEN REVIEWING ANY HISTORICAL PERFORMANCE INFORMATION, YOU SHOULD KEEP IN MIND THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. MANY STOCKS, ESPECIALLY THOSE ISSUED BY TECHNOLOGY COMPANIES, HAVE EXHIBITED ABOVE-AVERAGE PRICE APPRECIATION AND EXTREME VOLATILITY IN RECENT YEARS DURING A PERIOD OF A GENERALLY RISING STOCK MARKET. NO ONE CAN ASSURE YOU THAT THIS WILL CONTINUE OR THAT THE PERFORMANCE OF STOCKS WILL REPLICATE THE PERFORMANCE EXHIBITED IN THE PAST.
   The Morgan Stanley indices (the "Indices") are the exclusive property of Morgan Stanley and is a service mark of Morgan Stanley and has been licensed for use by the Trusts and Van Kampen Funds Inc.
   This fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the Indices to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Indices which are determined, composed and calculated by Morgan Stanley without regard to the issuer of this fund or this fund. Morgan Stanley has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the Indices. Morgan Stanley is not responsible for and has not participated in the determination of or the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which Units of this fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.


   ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPONSOR INFORMATION
   Van Kampen Funds Inc., a Delaware corporation, is the Sponsor of your Portfolio. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. Van Kampen Investments Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.
   Morgan Stanley Dean Witter & Co., together with various of its directly and indirectly owned subsidiaries, is engaged in a wide range of financial services through three primary businesses: securities, asset management and credit services. These principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); and real estate advice, financing and investing.
     Van Kampen Funds Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has its principal offices at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, (630) 684-6000. As of November 30, 1999, the total stockholders' equity of Van Kampen Funds Inc. was $141,554,861 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)


     As of March 31, 2000, the Sponsor and its Van Kampen affiliates managed or supervised more than $100 billion of investment products. The Sponsor and its Van Kampen affiliates managed $84.2 billion of assets for more than 63 open-end mutual funds, 39 closed-end funds and more than 2,700 unit trusts as of March 31, 2000. All of Van Kampen's open-end funds, closed-ended funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.


     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

TRUSTEE INFORMATION
     The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trust portfolios.

   In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for each Trust. Such records shall include the name and address of, and the number of Units of each Trust held by, every Unitholder. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in each Trust.

     Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of its responsibilities created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.
     Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

TRUST TERMINATION
     A Trust may be liquidated at any time by consent of Unitholders representing 66 2/3% of the Units of such Trust then outstanding or by the Trustee when the value of the Securities owned by a Trust, as shown by any evaluation, is less than $500,000 ($3,000,000 if the value of the Trust has exceeded $15,000,000). A Trust will be liquidated by the Trustee in the event that a sufficient number of Units of such Trust not yet sold are tendered for redemption by the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the value of the Securities at the time they were deposited in such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Sponsor, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date.
     Commencing during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date, Securities will begin to be sold in connection with the termination of the Trusts. The Sponsor will determine the manner, timing and execution of the sales of the Securities. The Sponsor shall direct the liquidation of the Securities in such manner as to effectuate orderly sales and a minimal market impact. In the event the Sponsor does not so direct, the Securities shall be sold within a reasonable period and in such manner as the Trustee, in its sole discretion, shall determine. At least 30 days before the Mandatory Termination Date the Trustee will provide written notice of any termination to all Unitholders of the appropriate Trust and in the case of a Trust will include with such notice a form to enable Unitholders owning 1,000 or more Units to request an in kind distribution of the U.S.-traded Securities. To be effective, this request must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. On the Mandatory Termination Date (or on the prior business day if a holiday) the Trustee will deliver each requesting Unitholder's pro rata number of whole shares of the U.S.-traded Securities in a Trust to the account of the broker-dealer or bank designated by the Unitholder at Depository Trust Company. The value of the Unitholder's fractional shares of the Securities will be paid in cash. Unitholders with less than 1,000 Units, Unitholders in a Trust with 1,000 or more Units not requesting an in kind distribution will receive a cash distribution from the sale of the remaining Securities within a reasonable time following the Mandatory Termination Date. Regardless of the distribution involved, the Trustee will deduct from the funds of the appropriate Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee, costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder of each Trust his pro rata share of the balance of the Income and Capital Accounts of such Trust.
     Within 60 days of the final distribution Unitholders will be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distribution thereof to Unitholders in the same manner.